Exhibit 10.13

TUSIMPLE (CAYMAN) LIMITED

2017 SHARE PLAN

(as amended on November 20, 2019)

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TABLE OF CONTENTS

(continued)

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TABLE OF CONTENTS

(continued)

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Tusimple (Cayman) Limited

2017 SHARE PLAN

(as amended on November 20, 2019)

SECTION 1.	ESTABLISHMENT AND PURPOSE.

The purpose of the Plan is to offer selected persons an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing or otherwise acquiring the Company’s Shares. The Plan provides for the direct award or sale of Shares, the grant of Options to purchase Shares, the grant of Restricted Share Units over Shares, and the grant of Other Awards. Although the Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 under the Securities Act, grants may be made pursuant to this Plan that do not qualify for exemption under Rule 701 of the Securities Act. Capitalized terms are defined in Section 17.

SECTION 2.	ADMINISTRATION.

(a)    Administrator. The Plan may be administered by one or more Committees, or if no Committee has been appointed, the entire Board of Directors shall administer the Plan (such Committee(s) or the entire Board of Directors, as the case may be, the “Administrator”). Each Committee shall consist of one or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

(b) Authority

of the Board of Directors. Subject to the provisions of the Plan and the Articles, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Notwithstanding anything to the contrary in the Plan, with respect to the terms and conditions of awards granted to Participants outside the United States, the Board of Directors may vary from the provisions of the Plan to the extent it determines it necessary and appropriate to do so; provided that it may not vary from those Plan terms requiring shareholder approval pursuant to Section 15 below. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Participants and all persons deriving their rights from a Participant.

SECTION 3.	ELIGIBILITY.

Only Employees, Outside Directors and Consultants shall be eligible for the grant of Options, Restricted Share Units, Other Awards or the direct award or sale of Shares.

SECTION 4.	SHARES SUBJECT TO PLAN.

(a)    Basic Limitation. Subject to Subsection (b) below and Section 10, the maximum number of Shares that may be issued under the Plan is 10,000,000 as of the date of its adoption by the Board of Directors. All of these Shares may be issued upon the exercise of

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ISOs. The number of Shares that are subject to Awards at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient authorized but unissued Shares to satisfy the requirements of the Plan.

(b)    Additional Shares. In the event that Shares previously issued under the Plan are reacquired by the Company, an equivalent number of Shares shall be added to the number of Shares then available for issuance under the Plan. In the event that an outstanding Award for any reason expires or is forfeited, repurchased, canceled or settled in cash, the Shares allocable to the unexercised, forfeited, repurchased, cancelled or cash-settled portion of such Award shall be added to the number of Shares then available for issuance under the Plan. Any Shares reacquired by the Company in satisfaction of tax withholding obligations on an Award or as consideration for the Exercise Price or Purchase Price of an Award will again become available for issuance under the Plan.

SECTION 5.	TERMS AND CONDITIONS OF AWARDS OR SALES.

(a)    Grant or Purchase Agreement. Each award of Shares under the Plan shall be evidenced by a Share Grant Agreement between the Participant and the Company. Each sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Share Purchase Agreement between the Participant and the Company. No Shares may be issued unless the Participant has delivered an executed copy of the Share Grant Agreement or Share Purchase Agreement to the Company or otherwise agrees to be bound by the terms of the Share Grant Agreement or Share Purchase Agreement. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Share Grant Agreement or Share Purchase Agreement. The provisions of the various Share Grant Agreements and Share Purchase Agreements entered into under the Plan need not be identical.

(b)    Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan pursuant to this Section 5 shall automatically expire if not exercised by the Participant within 30 days after the grant of such right was communicated to the Participant by the Company. Such right shall not be transferable and shall be exercisable only by the Participant to whom such right was granted.

(c)    Purchase Price. The Purchase Price of Shares to be offered under the Plan, if newly issued, shall not be less than the par value of such Shares. Subject to the preceding sentence, the Board of Directors shall determine the Purchase Price at its sole discretion. The Purchase Price shall be payable in a form described in Section 7.

(d)    Withholding Taxes. As a condition to the award or purchase of Shares, the Participant shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

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(e)    Restrictions on Transfer of Shares. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Share Award Agreement or Share Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. A Share Award Agreement or Share Purchase Agreement may provide that Shares are transferable to an individual or an entity, upon consent of the Administrator. Following any such transfer, the Shares shall remain subject to the same restrictions applicable to the Shares prior to such transfer. A Share Award Agreement or a Share Purchase Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events.

SECTION 6.	TERMS AND CONDITIONS OF OPTIONS.

(a)    Share Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Share Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Share Option Agreement. The provisions of the various Share Option Agreements entered into under the Plan need not be identical.

(b)    Number of Shares. Each Share Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 10.

(c)    Exercise Price. Each Share Option Agreement shall specify the Exercise Price. The Exercise Price of an Option shall not be less than the par value per Share. Subject to any requirement of applicable laws, the Exercise Price shall be determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in a form described in Section 7.

(d)    Exercisability.

(i)    General. Each Share Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. No Option shall be exercisable unless the Optionee (i) has delivered an executed copy of the Share Option Agreement to the Company or otherwise agrees to be bound by the terms of the Share Option Agreement, and (ii) has executed all instruments and documents requested by the Board of Directors. The Board of Directors shall determine the exercisability provisions of any Share Option Agreement at its sole discretion.

(ii)    Exercise Restriction for Non-Exempt Employees. If Optionee is an Employee eligible for overtime compensation under the U.S. Fair Labor Standards Act of 1938, as amended (that is, a “Non-Exempt Employee”), and except as otherwise provided in the Plan, Optionee may not exercise the Option until Optionee has completed at least six months of Service measured from the date of grant of the Option, even if Optionee has already been an Employee for more than six months. Consistent with the provisions of the U.S. Worker Economic Opportunity Act, Optionee may exercise the

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Option as to any vested portion prior to such six month anniversary in the case of (i) Optionee’s death or disability, (ii) a corporate transaction set forth in Section 10(b) below in which the Option is not assumed, continued or substituted, or (iii) Optionee’s termination of Service on Optionee’s “retirement” (as defined in the applicable benefit plans of the Company or the applicable Parent or Subsidiary thereof).

(e)    Term. The Share Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant. Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire. A Share Option Agreement may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service or death or in the event of a corporate transaction as set forth in Section 10(b) below.

(f)    Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Share Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. A Share Option Agreement may provide that Shares issued upon exercise of an Option are transferable to an individual or an entity, upon consent of the Administrator. Following any such transfer, the Shares issued upon exercise of an Option shall remain subject to the same restrictions applicable to the Shares prior to such transfer.

(g)    Termination of Service (Except by Death). Except as otherwise provided in a Share Option Agreement, if an Optionee’s Service terminates for any reason other than the Optionee’s death, then the Optionee’s Options shall expire on the earliest of the following dates:

(i)    The expiration date determined pursuant to Subsection (e) above; provided, however, that if (i) Optionee is a Non-Exempt Employee, (ii) Optionee’s Service terminates within six months after the date of grant of the Option, and (iii) Optionee has vested in a portion of the Option at the time of Optionee’s termination of Service, the Option will not expire until the earlier of (x) the later of (A) the date that is seven months after the date of grant of the Option, and (B) the date that is three months after the termination of Optionee’s Service, and (y) the expiration date determined pursuant to Subsection (e) above;

(ii)    The date three months after the termination of the Optionee’s Service for any reason other than Disability, or such earlier or later date as the Board of Directors may determine (but in no event earlier than 30 days after the termination of the Optionee’s Service); or

(iii)    The date six months after the termination of the Optionee’s Service by reason of Disability, or such later date as the Board of Directors may determine.

The Optionee may exercise all or part of the Optionee’s Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had

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become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination). The balance of such Options shall lapse when the Optionee’s Service terminates. In the event that the Optionee dies after the termination of the Optionee’s Service but before the expiration of the Optionee’s Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination).

(h)    Leaves of Absence. For purposes of Subsection (g) above, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

(i)    Death of Optionee. Except as otherwise provided in a Share Option Agreement, if an Optionee dies while the Optionee is in Service, then the Optionee’s Options shall expire on the earlier of the following dates:

(i)    The expiration date determined pursuant to Subsection (e) above; or

(ii)    The date 12 months after the Optionee’s death, or such earlier or later date as the Board of Directors may determine (but in no event earlier than six months after the Optionee’s death).

All or part of the Optionee’s Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s death (or became exercisable as a result of the death) and the underlying Shares had vested before the Optionee’s death (or vested as a result of the Optionee’s death). The balance of such Options shall lapse when the Optionee dies.

(j)    Transferability of Options. An Option shall be transferable by the Optionee only by (i) a beneficiary designation, (ii) a will or (iii) the laws of descent and distribution, except as provided in the next sentence. If the applicable Share Option Agreement so provides, an Option may be transferable by gift or domestic relations order to a Family Member of the Optionee. A Share Option Agreement may also provide that an Option is transferable to an individual or an entity, upon consent of the Administrator. Following any such transfer, the Option shall remain subject to the same restrictions applicable to the Option prior to such transfer. In addition, an Option shall comply with all conditions of Rule 12h- 1 (f)(1) under the Exchange Act until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act. Such conditions include, without limitation, the transferability

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restrictions set forth in Rule 12h 1(f)(1)(iv) and (v) under the Exchange Act, which shall apply to an Option and, prior to exercise, to the Shares to be issued upon exercise of such Option during the period commencing on the date of grant and ending on the earlier of (i) the date when the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or (ii) the date when the Company makes a determination that it will cease to rely on the exemption afforded by Rule 12h 1(f)(1) under the Exchange Act. During such period, an Option and, prior to exercise, the Shares to be issued upon exercise of such Option shall be restricted as to any pledge, hypothecation or other transfer by the Optionee, including any short position, any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) or any “call equivalent position” (as defined in Rule 16a-1(b) under the Exchange Act).

(k)    Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the vesting of the Option and/or the disposition of Shares acquired by exercising an Option.

(l)    No Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by the Optionee’s Option until such person becomes entitled to receive such Shares by filing a notice of exercise, paying the Exercise Price pursuant to the terms of such Option, and certain contingencies are satisfied.

(m)    Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option. Notwithstanding anything to the contrary, Options granted to PRC Holders may, in the sole discretion of the Board of Directors and without the consent of any such PRC Holder, be merged into and/or assumed under, as applicable, any successor equity plan of the Company approved by the Board of Directors, subject to requisite approval of the Company’s shareholders.

SECTION 7.	PAYMENT FOR SHARES.

(a)    General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents from any lawful source of currency at the time when such Shares are purchased, except as otherwise provided in this Section 7.

(b)    Services Rendered. At the discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent

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or a Subsidiary prior to the award provided that no Share is issued for less than its par value paid in cash to the Company.

(c)    Promissory Note. At the discretion of the Board of Directors, all or a portion of the Purchase Price or Exercise Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

(d)    Surrender of Shares. At the discretion of the Board of Directors, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee in a manner determined by the Board of Directors to be consistent with applicable laws. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when the Option is exercised.

(e)    Exercise/Sale. To the extent that a Share Option Agreement so provides, and if Shares are publicly traded, all or part of the Exercise Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.

(f)    Other Forms of Payment. To the extent that a Share Purchase Agreement or Share Option Agreement so provides, the Purchase Price or Exercise Price of Shares issued under the Plan may be paid in any other form permitted by applicable laws.

SECTION 8.	TERMS AND CONDITIONS OF RESTRICTED SHARE UNITS.

(a)    Restricted Share Unit Award Agreement. Each Restricted Share Unit Award under the Plan shall be evidenced by a Restricted Share Unit Award Agreement between the Participant and the Company. The Restricted Share Unit Award shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Board of Directors deems appropriate for inclusion in a Restricted Share Unit Award Agreement. The provisions of the various Restricted Share Unit Award Agreements entered into under the Plan need not be identical.

(b)    Number of Shares. Each Restricted Share Unit Award Agreement shall specify the number of Shares that are subject to the Restricted Share Unit Award and shall provide for the adjustment of such number in accordance with Section 10.

(c)    Vesting Conditions. Each Restricted Share Unit Award may or may not be subject to vesting, as determined by the Board of Directors in its sole discretion. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Share Unit Award Agreement. A Restricted Share Unit Award Agreement may provide for accelerated vesting upon certain specified events.

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(d)    Voting Rights. The holders of Restricted Share Unit Awards shall have no voting rights.

(e)    Settlement of Restricted Share Unit Awards. Settlement of any vested Restricted Share Unit Award may be made in the form of (a) Shares, (b) cash or (c) any combination of both, as determined by the Board of Directors in its sole discretion. The actual number of Restricted Share Units eligible for settlement may be larger or smaller than the number included in the original Restricted Share Unit Award, based on predetermined performance factors. Methods of converting Restricted Share Units into cash may include (without limitation) a method based on the average Fair Market Value of a Share over a series of trading days. Vested Restricted Share Units shall be settled in such manner and at such time(s) as specified in the Restricted Share Unit Award Agreement. Until a Restricted Share Unit Award is settled, the number of such Restricted Share Units shall be subject to adjustment pursuant to Section 10.

(f)    Modification or Assumption of Restricted Share Units. Within the limitations of the Plan, the Board of Directors may modify or assume outstanding Restricted Share Units or may accept the cancellation of outstanding Restricted Share Units (whether granted by the Company or by another issuer) in return for the grant of new Restricted Share Units for the same or a different number of Shares or in return for the grant of a different type of Award. Notwithstanding anything to the contrary, Restricted Share Units granted to PRC Holders may, in the sole discretion of the Board of Directors and without the consent of any such PRC Holder, be merged into and/or assumed under, as applicable, any successor equity plan of the Company approved by the Board of Directors, subject to requisite approval of the Company’s shareholders.

SECTION 9.	TERMS AND CONDITIONS OF OTHER AWARDS.

(a)    Terms of Other Awards. Other Awards may be granted either alone or in addition to awards of Shares, Options and/or Restricted Share Units. Other Awards may be valued in whole or in part by reference to, or may otherwise be based on, Shares, including the value thereof as of a given date of determination and/or any appreciation in value thereof. Subject to the provisions of the Plan, the Board of Directors will have sole and complete authority to determine the type of Other Award (which may include, without limitation, share value awards), the persons to whom and the time or times at which such Other Awards will be granted, the number of Shares (or the cash equivalent thereof) to be granted pursuant to such Other Awards, the vesting conditions (if any) applicable to such Other Awards, the voting rights (if any) applicable to such Other Awards and all other terms and conditions of such Other Awards.

(b)    Other Award Agreement. Each Other Award under the Plan shall be evidenced by an Other Award Agreement between the Participant and the Company. The applicable Other Award shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Board of Directors deems appropriate for inclusion in an Other Award Agreement. The provisions of the various Other Award Agreements, whether relating to the same type of Other Award or otherwise, entered into under the Plan need not be identical.

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(c)    Modification or Assumption of Other Awards. Within the limitations of the Plan, the Board of Directors may modify or assume outstanding Other Awards or may accept the cancellation of outstanding Other Awards (whether granted by the Company or by another issuer) in return for the grant of new Other Awards of the same or different type of Other Award and for the same or a different number of Shares (or cash equivalent thereof) or other applicable terms and conditions, as the case may be, or in return for the grant of a different type of Award. Notwithstanding anything to the contrary, Other Awards granted to PRC Holders may, in the sole discretion of the Board of Directors and without the consent of any such PRC Holder, be merged into and/or assumed under, as applicable, any successor equity lan of the Company approved by the Board of Directors, subject to requisite approval of the Company’s shareholders.

SECTION 10.	ADJUSTMENT OF SHARES.

(a)    General. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Shares into a lesser number of Shares, a reclassification, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, proportionate adjustments shall automatically be made in each of (i) the number of Shares available for future grants under Section 4 (including the maximum number of Shares that may be issued pursuant to the exercise of ISOs), (ii) the number and kind of Shares covered by each outstanding Option; (iii) the Exercise Price under each outstanding Option and the repurchase price (if any) applicable to any Shares; (iv) the number and kind of Shares covered by each outstanding award or sale of Shares, Restricted Share Unit and Other Award; and (v) any repurchase price that applies to Shares granted under the Plan pursuant to the terms of a Company repurchase right under the applicable Award Agreement. In the event of a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Share, a recapitalization, a spin-off, or a similar occurrence, the Board of Directors at its sole discretion may make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 4 (including the maximum number of Shares that may be issued pursuant to the exercise of ISOs), (ii) the number of Shares covered by each outstanding award or sale of Shares, Option, Restricted Share Unit or Other Award, and (iii) the Exercise Price under each outstanding Option and the repurchase price (if any) applicable to any Shares.

(b)    Corporate Transactions. In the event that the Company is a party to a merger or consolidation, or in the event of a sale or exchange of all or substantially all of the Company’s shares or assets, all Shares acquired under the Plan and all Options and other Awards outstanding on the effective date of the transaction shall be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is party, in the manner determined by the Administrator, with such determination having final and binding effect on all parties), which agreement or determination need not treat all Options and other Awards (or all portions of an Option or other Award) in an identical manner. The treatment specified in the transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is party, in the manner determined by the Administrator) may include (without limitation) one or more of the following with respect to each outstanding Option or other Award:

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(i)    Continuation of the Option or other Award by the Company (if the Company is the surviving company).

(ii)    Assumption of the Option or other Award by the surviving company or its parent in a manner that complies with applicable legal, foreign exchange and tax requirements.

(iii)    Substitution by the surviving company or its parent of a new option or other award for the Option or other Award in a manner that complies with applicable legal, foreign exchange and tax requirements.

(iv)    Cancellation of the Option or other Award and a payment to the Participant with respect to each Share subject to the portion of the Option or other Award that is vested as of the transaction date equal to (I) in the case of an Option (which shall include, for this purpose, any Other Award that provides for an exercise price or base price), the excess of (A) the value, as determined by the Board of Directors in its absolute discretion, of the property (including cash) received by the holder of a Share as a result of the transaction (such amount in this clause (A), the “Shareholder Consideration”), over (B) the per-Share Exercise Price of the Option (or the per share exercise price or base price of such Other Award, if applicable), or (II) in the case of any other Award, the Shareholder Consideration (such amount in the foregoing clause (I) or (II), as applicable, the “Spread”). Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving company or its parent having a value equal to the Spread. In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Shares. If the Spread is zero or a negative number, then the Option or other Award may be cancelled without making a payment to the Participant.

(v)    Cancellation of the Option or other Award (other than issued and outstanding Shares) without the payment of any consideration; provided that an Optionee shall be notified of such treatment and given an opportunity to exercise the Option (to the extent the Option is vested or becomes vested as of the effective date of the transaction) during a period of not less than five (5) business days preceding the effective date of the transaction, unless (A) a shorter period is required to permit a timely closing of the transaction and (B) such shorter period still offers the Optionee a reasonable opportunity to exercise the Option. Any exercise of the Option during such period may be contingent upon the closing of the transaction.

(vi)    Suspension of the Optionee’s right to exercise the Option during a limited period of time preceding the closing of the transaction if such suspension is administratively necessary to permit the closing of the transaction.

(vii)    Termination of any right the Optionee has to exercise the Option prior to vesting in the Shares subject to the Option (i.e., “early exercise”), such that following the closing of the transaction the Option may only be exercised to the extent it is vested.

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For the avoidance of doubt, the Board of Directors has discretion to accelerate, in whole or part, the vesting and, if applicable, exercisability of an Option or other Award, including the vesting and settlement of a Restricted Share Unit Award or Other Award in connection with a corporate transaction covered by this Section 10(b).

(c)    Reservation of Rights. Except as provided in this Section 10, a Participant shall have no rights by reason of (i) any subdivision or consolidation of shares of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of any class. Except as provided in this Section 10, any issuance by the Company of shares of any class, or securities convertible into shares of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 11.	PRE-EXERCISE INFORMATION REQUIREMENT

(a)    Application of Requirement. This Section 11 shall apply only during a period that (i) commences when the Company begins to rely on the exemption described in Rule 12h-1(f)(1) under the Exchange Act, as determined by the Company in its sole discretion, and (ii) ends on the earlier of (A) the date when the Company ceases to rely on such exemption, as determined by the Company in its sole discretion, or (B) the date when the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act. In addition, this Section 11 shall in no event apply to an Optionee after he or she has fully exercised all of his or her Options or any other Participant after such Participant’s Award has been exercised or settled in full.

(b)    Scope of Requirement. If required by Rule 701, the Company shall provide to each Participant the information described in Rule 701(e)(3), (4) and (5) under the Securities Act in accordance with the provisions of Rule 701.

SECTION 12.	SECURITIES LAW REQUIREMENTS AND CHOICE OF LAW.

An Award shall not be effective, and Shares shall not be issued under the Plan, unless the grant of such Award or the issuance and delivery of such Shares, as applicable, comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, any other federal, state, foreign and local securities laws, rules and regulations, or any other applicable foreign, federal, state and local laws, rules and regulations and the rules and regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

Any other provision of the Plan or an Award Agreement notwithstanding, the Company shall have the right at any time, in its sole and absolute discretion, to cancel an Award that was granted or issued in violation of the Securities Act or any other applicable foreign, federal, state and local securities law, rule or regulation, or to take any other action in respect of such Award as it deems appropriate, in its sole and absolute discretion, in connection with such violation. In

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the event the Company chooses to cancel an Award in connection with such violation, prior to such cancellation, the Company shall give the Participant not less than 30 days’ notice in writing and shall deliver to the Participant consideration with an aggregate fair market value for such Award as determined by an independent valuation firm (including, if applicable, an independent accounting firm) appointed by the Company in its sole and absolute discretion for purposes of such determination. The consideration may be delivered in the form of cash or cash equivalents, in the form of Shares, or a combination of both. If the consideration would be a negative amount, such Award may be cancelled without the delivery of any consideration.

The Plan shall be governed by, and construed in accordance with, the laws of the Cayman Islands, as such laws are applied to contracts entered into and performed in such jurisdiction.

SECTION 13.	NO RETENTION RIGHTS.

Subject to the requirements of applicable laws and the applicable employment documentation (if any), nothing in the Plan or in any right or Award granted under the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause, provided, however, that this provision will not apply to the extent applicable employment documentation or provisions of applicable laws require otherwise.

SECTION 14.	TAX MATTERS

(a)    As a condition to the award, grant, issuance, vesting, purchase, exercise or transfer of any Award, or Shares issued pursuant to any Award, granted under this Plan, the Participant shall make such arrangements as the Board of Directors may require or permit for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such event.

(b)    Neither the Company nor any member of the Board of Directors shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under applicable tax law, or any payment cannot be made or is otherwise delayed due to applicable foreign exchange restrictions.

SECTION 15.	DURATION AND AMENDMENTS; OTHER AGREEMENTS.

(a)    Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company’s shareholders as required by applicable laws or the Articles. If the shareholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, then any grants, exercises or sales that have already occurred under the Plan shall be rescinded and no additional grants, exercises or sales shall thereafter be made under the Plan. The Plan shall terminate automatically 10 years after the later of (i) the date when the Board of Directors adopted the Plan or (ii) the date when the Board of Directors approved the most recent increase in the number of Shares reserved under Section 4 that is also approved by the Company’s shareholders. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.

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(b)    Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan shall be subject to the approval of the Company’s shareholders if it (i) increases the number of Shares available for issuance under the Plan (except as provided in Section 10) or (ii) materially changes the class of persons who are eligible for the grant of ISOs or is required by applicable laws or the Articles. Shareholder approval shall not be required for any other amendment of the Plan. If the shareholders fail to approve an increase in the number of Shares reserved under Section 4 within 12 months after its adoption by the Board of Directors, then any grants, exercises or sales that have already occurred in reliance on such increase shall be rescinded and no additional grants, exercises or sales shall thereafter be made in reliance on such increase.

(c)    Effect of Amendment or Termination. No Shares shall be issued or sold and no Award shall be granted under the Plan after the termination thereof, except upon exercise or settlement, as applicable, of an Award granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share or Award previously granted under the Plan.

(d)    Other Agreements. As a condition precedent to the grant of any Award under the Plan, the exercise or settlement pursuant to such an Award, or to the delivery of certificates for shares issued pursuant to any Award, the administrator of the Plan may require the Participant or the Participant’s successor or permitted transferee, as the case may be, to become a party to a share restriction agreement, shareholders’ agreement, voting trust agreement, voting agreement, right of first refusal agreement, co-sale agreement, lock-up agreement, or other agreements regarding the Shares in such form(s) as the administrator of the Plan may determine from time to time in its sole discretion.

SECTION 16.	SPECIAL PROVISIONS APPLICABLE TO U.S. TAX RESIDENTS

(a)    General. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code. Unless specifically designated as ISOs in its Share Option Agreement, all Options are Nonstatutory Options. Only to the extent that any Option is designated as ISO in its Share Option Agreement, the terms of this Section 16 will apply to such Option, notwithstanding anything to the contrary contained herein.

(b)    Eligibility. Only common law employees of (i) the Company, (ii) any “parent corporation” of the Company within the meaning of Section 424(e) of the Code, and (iii) any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code shall be eligible for the grant of ISOs.

(c)    Exercise Price. Notwithstanding Section 6(c), the Exercise Price of an Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and in the case of an ISO a higher percentage may be required by Section 16(d). This Section 16(c) shall not apply to an Option granted pursuant to an assumption of, or substitution for, another option in a manner that complies with Section 424(a) of the Code (whether or not the Option is an ISO).

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(d)    Ten-Percent Shareholders. A person who owns more than 10% of the total combined voting power of all classes of outstanding shares of the Company, its Parent or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant and (ii) notwithstanding Section 6(e), such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection (d), in determining share ownership, the attribution rules of Section 424(d) of the Code shall be applied.

(e)    Notice Concerning ISO Treatment. Even if an option is designated as an ISO in the Notice of Share Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

(i)    More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

(ii)    More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or

(iii)    More than three months after the date when the Optionee has been on a leave of absence for 90 days, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.

(f)    $100,000 Limitation. Even if an Option is designated as an ISO in the Notice of Share Option Grant, it shall be deemed to be a Nonstatutory Option to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.

(g)    Promissory Note; Interest Rate. The interest rate payable under the terms of the promissory note governed by Section 7(c) shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest income under the Code.

(h)    Transferability. Notwithstanding Section 6(j), an ISO may not be transferrable and may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative.

(i)    Section 409A. Unless otherwise expressly set forth in an Award Agreement, it is intended that Awards granted under the Plan shall be exempt from Code Section 409A, and any ambiguity in the terms of an Award Agreement and the Plan shall be interpreted consistently with this intent. To the extent an Award is not exempt from Code Section 409A (any such Award, a “409A Award”), any ambiguity in the terms of such Award and the Plan shall be interpreted in a manner that to the maximum extent permissible supports the Award’s compliance with the requirements of that statute. Notwithstanding anything to the contrary permitted under the Plan, in no event shall a modification of an Award not already subject to Code Section 409A be given effect if such modification would cause the Award to become subject to Code Section 409A unless the parties explicitly acknowledge and consent to the modification as one having that effect. A 409A Award shall be subject to such additional rules and requirements as specified by the Board of Directors from time to time in order for it to

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comply with the requirements of Code Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” to an individual who is considered a “specified employee” (as each term is defined under Code Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to Section 409A(a)(1). In addition, if a transaction subject to Section 10(b) constitutes a payment event with respect to any 409A Award, then the transaction with respect to such Award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Code Section 409A.

SECTION 17.	DEFINITIONS

(a)    “Articles” shall mean the Articles and Memorandum of Association of the Company, as in effect and as amended from time to time.

(b)    “Award” shall mean individually or collectively, the award or sale of Shares made under Section 5 of the Plan or a grant of Options, Restricted Share Units or Other Awards made under Section 6, Section 8 or Section 9 the Plan, respectively.

(c)    “Award Agreement” shall mean a Share Grant Agreement, Restricted Share Unit Award Agreement, Share Option Agreement, Share Purchase Agreement or Other Award Agreement.

(d)    “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(e)    “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f)    “Committee” shall mean a committee of the Board of Directors, as described in Section 2(a).

(g)    “Company” shall mean Tusimple (Cayman) Limited, a Cayman Islands exempted limited company.

(h)    “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(i)    “Employee” shall mean any individual who is an employee of the Company or its Subsidiaries.

(j)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(k)    “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Share Option Agreement.

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(l)    “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in accordance with applicable laws. Such determination shall be conclusive and binding on all persons.

(m)    “Family Member” shall mean (i) any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, (ii) any person sharing the Optionee’s household (other than a tenant or employee), (iii) a trust in which persons described in Clause (i) or (ii) have more than 50% of the beneficial interest, (iv) a foundation in which persons described in Clause (i) or (ii) or the Optionee control the management of assets and (v) any other entity in which persons described in Clause (i) or (ii) or the Optionee own more than 50% of the voting interests.

(n)    “IPO” shall mean the first firm commitment underwritten public offering pursuant to an effective registration statement on an established national or foreign securities exchange covering the offer and sale by the Company of its equity securities, as a result of or following which the Shares shall be publicly held, and “IPO Date” shall mean the date on which the IPO occurs.

(o)    “ISO” shall mean an employee incentive share option described in Section 422(b) of the Code.

(p)    “Listed” shall mean that the Share is listed for trading on an established securities market that is officially recognized, sanctioned, or supervised by a governmental body, including without limitation the New York Stock Exchange and the Nasdaq Global Select Market.

(q)    “Nonstatutory Option” shall mean a share option not described in Sections 422(b) or 423(b) of the Code.

(r)    “Option” shall mean an option (either ISO or Nonstatutory Option) granted under the Plan and entitling the holder to purchase Shares.

(s)    “Optionee” shall mean a person who holds an Option.

(t)    “Other Award” shall mean an award granted under Section 9 of the Plan.

(u)    “Other Award Agreement” shall mean the agreement between the Company and a Participant that contains the terms, conditions and restrictions pertaining to the Participant’s Other Award.

(v)    “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(w)    “Parent” shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company, if each of the companies other than the Company owns shares possessing 50% or more of the total combined voting power of all classes of shares in one of the other companies in such chain. A company that attains the status of a

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Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(x)    “Participant” shall mean a person who receives an Award under the Plan.

(y)    “Plan” shall mean this Tusimple (Cayman) Limited 2017 Share Plan.

(z)    “PRC Holder” shall mean a resident in the PRC or a PRC National who is a Participant.

(aa)    “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

(bb)     “Restricted Share Unit” shall mean a bookkeeping entry representing the equivalent of one Share, granted pursuant to Section 8.

(cc)    “Restricted Share Unit Award” shall mean an award of Restricted Share Units.

(dd)    “Restricted Share Unit Award Agreement” shall mean the agreement between the Company and a Participant that contains the terms, conditions and restrictions pertaining to the Participant’s Restricted Share Unit Award.

(ee)    “Service” shall mean actual ongoing service to the Company, a Parent or a Subsidiary as an Employee, Consultant or Outside Director and specifically excludes periods of notice of termination of employment under applicable laws or employment contracts whereby actual service is no longer provided, for example, when an Employee is paid in lieu of his/her notice period or when an Employee is asked to cease service immediately pursuant to a “garden leave” or a similar concept.

(ff)    “Share” shall mean the ordinary shares of the Company, as adjusted in accordance with Section 10 (if applicable).

(gg)    “Share Grant Agreement” shall mean the agreement between the Company and a Participant who is awarded Shares under the Plan that contains the terms, conditions and restrictions pertaining to the award of such Shares.

(hh)    “Share Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the Optionee’s Option.

(ii)    “Share Purchase Agreement” shall mean the agreement between the Company and a Participant who acquires Shares under the Plan that contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

(jj)    “Securities Act” shall mean the Securities Act of 1933, as amended.

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(kk)    “Subsidiary” shall mean (i) any company (other than the Company) in an unbroken chain of companies beginning with the Company, if each of the companies other than the last company in the unbroken chain owns shares possessing 50% or more of the total combined voting power of all classes of shares in one of the other companies in such chain, or (ii) any company whose assets, or portions thereof, are consolidated with the net earnings of the subject entity and are recorded on the books of the subject entity for financial reporting purposes in accordance with IFRS and/or PRC GAAP or any internationally recognized accounting standard; or (iii) any company with respect to which the subject entity has the power to otherwise direct the business and policies of that entity directly or indirectly through another subsidiary. A company that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

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TUSIMPLE (CAYMAN) LIMITED 2017 SHARE PLAN

NOTICE OF SHARE OPTION GRANT

The Optionee has been granted the following option (this “Option”) to purchase ordinary shares of Tusimple (Cayman) Limited (the “Company”):

Name of Optionee:

Total Number of Shares:

Exercise Price per Share:

Date of Grant:

Vesting Commencement Date:

Vesting:	In order for this Option (or any portion thereof) to vest, the Time-Based Requirement must be satisfied on or before the Expiration Date.

Time-Based Requirement:	The Time-Based Requirement will be satisfied in installments as to [ % of the Shares subject to this Option when the Optionee completes months of continuous Service, as to % of the Shares subject to this Option when the Participant completes months of continuous Service, and as to % of the Shares subject to this Option when the Participant completes months of continuous Service, measured from the Vesting Commencement Date set forth above,] subject to Section 2 of the Share Option Agreement.

Expiration Date:	The tenth (10th) anniversary of the Date of Grant specified above. This Option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Share Option Agreement, or if the Company engages in certain corporate transactions, as provided in Section 10(b) of the Plan.

By signing below, the Optionee and the Company agree that this Option is granted under, and governed by the terms and conditions of, the 2017 Share Plan and the Share Option Agreement. Both of the 2017 Share Plan and the Share Option Agreement have been provided to the Optionee for review and are made a part of, this Notice of Share Option Grant. Section 13 of the Share Option Agreement includes important acknowledgements of the Optionee.

OPTIONEE:	Tusimple (Cayman) Limited

Signed by:
Title:

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THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

TUSIMPLE (CAYMAN) LIMITED

2017 SHARE PLAN: SHARE OPTION AGREEMENT

SECTION 1. GRANT OF OPTION.

(a)    Option. On the terms and conditions set forth in the Notice of Share Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Share Option Grant.

(b)    Share Plan and Defined Terms. This Option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Except as otherwise defined in this Agreement (including without limitation Section 15 hereof), capitalized terms shall have the meaning ascribed to such terms in the Plan.

SECTION 2. RIGHT TO EXERCISE.

(a)    Exercisability. Subject to Subsection (b) and (c) below and the other conditions set forth in this Agreement, all or part of this Option may be exercised prior to its expiration at the time or times set forth in the Notice of Share Option Grant. The Optionee should note, however, that this Option generally may not be exercised until the conditions described in Subsection 2(d) and Section 8 below have been satisfied. The conditions described in Subsection 2(d) generally cannot be satisfied until after the Company has listed the Shares for trading on a Securities Market, which the Company is under no obligation to do. To the extent these conditions are not satisfied prior to expiration of the Option (see Section 6 below), the Optionee will not be able to exercise the Option.

(b)    Shareholder Approval. Any other provision of this Agreement notwithstanding, no portion of this Option shall be exercisable at any time prior to the approval of the Plan by the Company’s shareholders.

(c)    Violation of Non-Compete Obligations. Any other provision of this Agreement notwithstanding, no portion of this Option may be exercisable by the Optionee and the entire Option (including the portion that has been exercised) will terminate in its entirety, if the Administrator (in its sole discretion) determines that such Optionee has violated the Non-Compete Obligations described in this Section 2(c). Each Optionee who is also an Employee hereby irrevocably represents and undertakes that for two (2) years after the effective date of the Optionee’s Service termination date, the Optionee shall not:

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(i)    work for any entity or engage in any kind of business which is of an identical nature to that of the Employer and/or the Company or in competition with the Employer and/or the Company, directly or indirectly, regardless of the position held by the Employee and whether he/she works on a full or part-time basis;

(ii)    engage in any business activity that competes, either directly or indirectly, with that of the Employer and/or the Company, whether acting in his/her own name or in another party’s name;

(iii)    engage jointly with any third party in any business activity that competes, either directly or indirectly, with that of the Employer and/or the Company; or

(iv)    in any name or in any manner, directly or indirectly hold shares in any entity which is engaged in any kind of business in competition, either directly or indirectly, with the Employer and/or the Company.

(d)    Exercise in Violation of Applicable Law. Notwithstanding any other provision of this Agreement or the Plan, and regardless of whether the Shares subject to this Option have vested and become exercisable pursuant to the schedule set forth on the Notice of Share Option Grant, this Option may not be exercised, on a particular date or ever, if the Administrator determines, in its sole discretion, that an exercise at such time would violate any applicable law or regulation, including any applicable securities law or the requirements of a Securities Market. To assure compliance with certain foreign exchange regulations in the People’s Republic of China, the Administrator may, in its sole discretion, (i) limit the method of option exercise to a cashless method (including one not described in Section 4 or 5 below), (ii) prohibit exercise of the option until after the Company (or one of its Affiliates) has obtained approval from the State Administration of Foreign Exchange (“SAFE”) with respect to the Plan, (iii) require the exchange of proceeds from the sale of option Shares into Renminbi, and/or (iv) deduct amounts from sale proceeds to cover expenses the Company incurs in connection with effecting such exercise, exchange or similar transaction. If SAFE approval is obtained, the Company may establish additional rules and restrictions on the exercisability of this Option including shortening post-termination exercise periods (to the extent required or permitted by SAFE) and requiring the Optionee to open a U.S. dollar bank account, and the Optionee understands that there may be delays in receiving proceeds from the exercise and sale of Shares due to SAFE requirements.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in this Agreement, this Option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4. EXERCISE PROCEDURES.

(a)    Notice of Exercise. The Optionee or the Optionee’s representative may exercise this Option by giving written notice to the Company pursuant to Section 12(c). The notice shall specify the election to exercise this Option, the number of Shares for which it is being exercised and the form of payment. The person exercising this Option shall sign the notice. In the event that this Option is being exercised by the representative

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of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this Option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, (i) payment in a form permissible under Section 5 for the full amount of the Purchase Price, and (ii) unless the Administrator at its sole discretion determines otherwise, a duly signed proxy in the form attached hereto as Exhibit A. No Shares shall be issued or payment made pursuant to the term of this Agreement unless such issuance or payment complies with applicable law, including applicable foreign exchange laws. For administrative purposes, the Company in its sole discretion may elect to defer the date of issuance of Shares or payment in cash in order to comply with applicable law. The Company shall have no liability to issue Shares or make any payments in respect of the Option unless it is able to do so in compliance with applicable law.

(b)    Issuance of Shares. Subject to Section 2(d) and 4(c), after receiving a proper notice of exercise, the Company shall cause such Shares to be registered in the name of the person exercising this Option in the Company’s register of members. The Company shall then issue one or more certificates evidencing the Shares for which this Option has been exercised. The Company shall cause such certificates to be delivered to or upon the order of the person exercising this Option.

(c)    Withholding Taxes. In the event that the Company or the entity that employs the Optionee determines that it is required to withhold any tax in connection with this Option, including (without limitation) as a result of the grant, exercise, vesting or disposition of this Option or the Shares subject to this Option, the Optionee agrees that the Optionee shall make arrangements satisfactory to the Company or the entity that employs the Optionee to enable the Company or such entity to satisfy all applicable withholding requirements, including (without limitation) both the employer and employee portion of any and all income tax, social contribution or social security taxes or other payroll taxes or deductions. These arrangements may include (without limitation) the withholding of any applicable taxes from any amounts of compensation that the Optionee has earned by virtue of his/her employment or service as a consultant, including (without limitation) salary, remuneration, bonuses, expenses and commissions. Where such compensation is insufficient to cover the payment of the taxes arising in connection with this Option, the Optionee hereby confirms that the balance of such taxes will be paid in cash by the Optionee. The Optionee cannot exercise this Option or dispose of this Option or any Shares subject to this Option without satisfying any and all applicable tax liability (for both employer and employee) to the satisfaction of the Company or the entity that employs the Optionee. The Optionee also hereby agrees to indemnify the Company and the entity that employs the Optionee with respect to any tax liability that arises in connection with this Option, including (without limitation) as a result of the grant, exercise, vesting or disposition of this Option or the Shares subject to this Option.

(d)    Optionee acknowledges and agrees that it is the Optionee’s sole responsibility to investigate and comply with any applicable exchange control laws in connection with the issuance and delivery of the shares pursuant to the exercise of the Option and that the Optionee shall be responsible for any reporting of inbound and/or outbound international fund transfers required under Applicable Law, including without limitation SAFE 37 and SAFE 7 (if applicable). The Optionee is advised to seek appropriate professional advice as to how the exchange control regulations apply to the Participant’s specific situation.

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SECTION 5. PAYMENT FOR SHARES.

(a)    Cash. All or part of the Purchase Price may be paid in cash or cash equivalents from any lawful source of U.S. currency.

(b)    Surrender of Shares. At the discretion of the Administrator, all or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when this Option is exercised. Any such surrender shall be effected in a manner which the Administrator determines to comply with Cayman Islands law and all other applicable laws.

(c)    Exercise/Sale. All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company. However, payment pursuant to this Subsection (c) shall be permitted only if (i) the Shares are then publicly traded and (ii) such payment does not violate applicable law.

SECTION 6. TERM AND EXPIRATION.

(a)    Basic Term. This Option shall in any event expire on the expiration date set forth in the Notice of Share Option Grant.

(b)    Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this Option shall expire on the earliest of the following occasions:

(i)    The expiration date determined pursuant to Subsection (a) above;

(ii)    The date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii)    The date six months after the termination of the Optionee’s Service by reason of Disability.

The Optionee may exercise all or part of this Option at any time before its expiration under the preceding sentence, but only to the extent that this Option had become exercisable before the Optionee’s Service terminated. When the Optionee’s Service terminates, this Option shall expire immediately with respect to the number of Shares for which this Option is not yet exercisable. For the avoidance of doubt, this Option will not become exercisable for any additional Shares following the date on which the Optionee ceases to provide Service. In the event that the Optionee dies after termination of Service but before the expiration of this Option, all or part of this Option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this Option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this Option had become exercisable before the Optionee’s Service terminated.

(c)    Death of the Optionee. If the Optionee dies while in Service, then this Option shall expire on the earlier of the following dates:

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(i)    The expiration date determined pursuant to Subsection (a) above;

(ii)    The date 12 months after the Optionee’s death.

All or part of this Option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this Option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this Option had become exercisable before the Optionee ’s death. When the Optionee dies, this Option shall expire immediately with respect to the number of Shares for which this Option is not yet exercisable.

(d)    Part-Time Employment and Leaves of Absence. If the Optionee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice of Share Option Grant in accordance with the Company’s part-time work policy or the terms of an agreement between the Optionee and the Company pertaining to his or her part-time schedule. If the Optionee goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Notice of Share Option Grant in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work.

SECTION 7. RIGHT OF FIRST REFUSAL.

(a)    Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, state or foreign securities or other applicable laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b)    Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, state and foreign securities or other applicable laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer

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on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice in a manner which the Administrator determines to comply with Cayman Islands law and all other applicable laws.

(c)    Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a share split, the declaration of a share dividend, the declaration of an extraordinary dividend payable in a form other than share, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 7 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 7.

(d)    Termination of Right of First Refusal. Any other provision of this Section 7 notwithstanding, in the event that the Shares are readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e)    Permitted Transfers. This Section 7 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee and as a condition of such transfer, the Transferee must execute a share transfer agreement in the form prescribed by the Company.

(f)    Termination of Rights as Shareholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 7, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement and the Company shall have the right to amend its register of members accordingly.

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(g)    Assignment of Right of First Refusal. The Administrator may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 7.

SECTION 8. LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this Option unless and until the Company has determined that:

(a)    It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b)    Any applicable listing requirement of any stock exchange or other securities market on which the Shares are listed has been satisfied; and

(c)    Any other applicable provision of federal, state or foreign law has been satisfied.

SECTION 9. NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 10. RESTRICTIONS ON TRANSFER OF SHARES.

(a)    Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state or foreign country, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on share certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or foreign country or any other applicable law.

(b)    Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of

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research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a share dividend, a spin-off, a share split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

(c)    Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this Option will be acquired for investment, and not with a view to the sale or distribution thereof.

(d)    Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(e)    Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. IN ADDITION, THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A LIMITED PERIOD FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

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“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED. IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY (CONFIRMED BY OPINION OF COUNSEL) OF AN ALTERNATIVE EXEMPTION FROM REGISTRATION UNDER THE ACT (INCLUDING WITHOUT LIMITATION IN ACCORDANCE WITH REGULATION S UNDER THE ACT), THESE SHARES MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED OF. HEDGING TRANSACTIONS INVOLVING THESE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

(f)    Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a share certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(g)    Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

SECTION 11. ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 10(a) of the Plan, the terms of this Option (including, without limitation, the number and kind of Shares subject to this Option and the Exercise Price) shall be adjusted as set forth in Section 10(a) of the Plan. In the event that the Company is a party to a merger or consolidation or in the event of a sale of all or substantially all of the Company’s shares or assets, this Option shall be subject to the treatment provided by the Administrator in its sole discretion, as provided in Section 10(b) of the Plan.

SECTION 12. MISCELLANEOUS PROVISIONS.

(a)    Rights as a Shareholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a shareholder with respect to any Shares subject to this Option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5 and such person is registered in the register of members of the Company.

(b)    No Retention Rights. Subject to the requirements of applicable law and the applicable employment documentation (if any), nothing in this Option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause, provided, however, that this provision will not apply if applicable employment documentation or provisions of applicable law require otherwise.

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(c)    Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service or a comparable postal service in a country other than the United States, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

(d)    Entire Agreement. The Notice of Share Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(e)    Plan and Option Discretionary. The Optionee understands and acknowledges that (i) the Plan and Option are entirely discretionary, (ii) the Company and the Optionee’s employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of an option does not in any way create any contractual or other right to receive additional grants of options (or benefits in lieu of options) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when options will be granted, the number of Shares offered, the Exercise Price and the vesting schedule, will be at the sole discretion of the Company.

(f)    Extraordinary Compensation. The value of this Option shall be an extraordinary item of compensation outside the scope of the Optionee’s employment contract, if any, and shall not be considered a part of the Optionee’s wages, base or normal or expected compensation for any purpose, including (without limitation) the purpose of calculating any benefits, including (without limitation) severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments. The vesting in and exercisability of this Option shall also not be considered a part of the Optionee’s wages, base or normal or expected compensation for any purpose, including (without limitation) the purpose of calculating any benefits, including (without limitation) severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(g)    Termination of Service. The Optionee understands and acknowledges that participation in the Plan ceases upon termination of his or her Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement. The Optionee understands and agrees that this Option and the Shares subject to this Option will only become vested and exercisable in accordance with the “Date Exercisable” schedule in the attached Notice of Share Option Grant, while the Optionee is actually providing Service. Employees and Consultants by accepting this Option acknowledge and agree that they have no rights to continue rendering Service to the Company or a Parent or Subsidiary, and that the rights to provide Service are separate and distinct from rights to remain employed and/or rights to receive notice of termination of employment or payment in lieu of notice thereof. The Optionee shall not become vested and exercisable in this Option and the Shares subject to this Option when the Optionee is not providing Service, including (without limitation) when the Optionee is on a leave of absence or during a notice period, unless otherwise determined by the Company, in its sole discretion.

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(h)    Authorization to Disclose. The Optionee hereby authorizes and directs the Optionee’s employer to disclose to the Company or any Parent or Subsidiary or other entity any information regarding the Optionee’s employment, the nature and amount of the Optionee’s compensation and the fact and conditions of the Optionee’s participation in the Plan, as the Optionee’s employer deems necessary or appropriate to facilitate the administration of the Plan.

(i)    Personal Data Authorization. The Optionee consents to the collection, use and transfer of personal data as described in this Subsection (i). The Optionee understands and acknowledges that the Company, a Parent or Subsidiary, the Optionee’s employer and the Company’s other Subsidiaries and entities hold certain personal information regarding the Optionee for the purpose of managing and administering the Plan, including (without limitation) the Optionee’s name, home address, telephone number, date of birth, national insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (the “Data”). The Optionee further understands and acknowledges that the Company, any Parent or Subsidiary and other entities will transfer Data among themselves as necessary for the purpose of implementation, administration and management of the Optionee’s participation in the Plan and that the Company and/or any Parent or Subsidiary and other entities may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan. The Optionee understands and acknowledges that the recipients of Data may be located in the United States or elsewhere. The Optionee authorizes such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering the Optionee’s participation in the Plan, including a transfer to any broker or other third party with whom the Optionee elects to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Optionee’s behalf. The Optionee may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this Subsection (i) by contacting the Human Resources Department of the Company in writing.

(j)    Independent Tax Advice. The Optionee should obtain advice from an appropriate independent professional adviser with respect to the tax implications of the grant, exercise, assignment, release, cancellation, termination or any other disposition of this Option or the Shares subject to this Option pursuant to the terms of the Plan. Optionee understands and agrees that the Company has no obligation to provide any tax advice.

(k)    Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Cayman Islands, as such laws are applied to contracts entered into and performed in such jurisdiction.

(l)    Arbitration. Any dispute, controversy or claim arising out of or in connection with or relating to this Agreement, or the interpretation, breach, termination or validity hereof, shall be resolved through arbitration. The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (the “Centre”). The award of the arbitration tribunal shall be final and binding upon the parties, and the prevailing party may apply to a court of competent jurisdiction for enforcement of such award.

SECTION 13. ACKNOWLEDGEMENTS OF THE OPTIONEE.

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(a)    Tax Consequences. The Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s tax liabilities. The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this Option or the Optionee’s other compensation. Additional terms set forth on the appendix “Special Provisions Applicable to U.S. Tax Residents” shall apply to any Participant who is a resident of the United States for purposes of U.S. taxation.

(b)    Electronic Delivery of Documents. The Optionee agrees that the Company may deliver by email all documents relating to the Plan or this Option (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Optionee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Optionee by email to the extent practicable.

(c)    Exercise May Be Prohibited. The Optionee agrees and acknowledges that in the event the Company determines that exercise of this Option by the Optionee (i) may be prohibited or subject to approval and/or registration requirements under applicable laws and regulations of the People’s Republic of China or (ii) could subject the Company and/or its Subsidiaries in China to regulatory restrictions under applicable laws and regulations of China, the Optionee shall have no right to exercise this Option without the prior written consent of the Administrator. The Optionee further acknowledges and agrees that this Option could expire before exercise is permitted.

(d)    Waiver of Statutory Information Rights. The Optionee acknowledges and agrees that, upon exercise of this Option and until the first sale of the Company’s Share to the general public pursuant to a registration statement filed under the Securities Act, he or she will be deemed to have waived any rights the Optionee might otherwise have had under Cayman Islands law (or under similar rights under other applicable law) to inspect for any proper purpose and to make copies and extracts from the Company’s register of members, a list of its shareholders and its other books and records or the books and records of any subsidiary. This waiver applies only in the Optionee’s capacity as a shareholder and does not affect any other inspection rights the Optionee may have under other law or pursuant to a written agreement with the Company.

SECTION 14. LOCAL LAW; FOREIGN EXCHANGE AND TAX COMPLIANCE.

Notwithstanding anything else contained herein to the contrary, due to certain foreign exchange regulations in the People’s Republic of China, the Administrator may, at its discretion, limit the method of option exercise to a cashless method for Optionees resident in the PRC not having permanent residence in a country other than the People’s Republic of China (“PRC Participants”). Such discretion includes and is not limited to the required exchange of proceeds by the Administrator into Renminbi for transmittal to PRC Participants, deductions for fees associated with the exchange, and deductions for PRC taxes, as may be necessary to comply with applicable PRC foreign exchange and tax regulations.

SECTION 15. DEFINITIONS.

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(a)     “Administrator” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee, all as described in Section 2 of the Plan.

(b)     “Agreement” shall mean this Share Option Agreement.

(c)     “Company” shall mean Tusimple (Cayman) Limited, a Cayman Islands exempted limited company.

(d)     “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(e)     “Date of Grant” shall mean the date of grant specified in the Notice of Share Option Grant, which date shall be the later of (i) the date on which the Administrator resolved to grant this Option or (ii) the first day of the Optionee’s Service.

(f)     “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(g)     “Employee” shall mean any individual who is an employee of the Company, a Parent or a Subsidiary.

(h)     “Employer” shall mean any of the Company, a Parent or a Subsidiary, who is an employer of an Employee.

(i)     “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this Option, as specified in the Notice of Share Option Grant.

(j)     “Fair Market Value” shall mean the fair market value of a Share, as determined by the Administrator in good faith. Such determination shall be conclusive and binding on all persons.

(k)     “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(l)     “Notice of Share Option Grant” shall mean the document so entitled to which this Agreement is attached.

(m)     “Optionee” shall mean the person named in the Notice of Share Option Grant.

(n)     “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(o)     “Parent” shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company, if each of the companies other than the Company owns share possessing 50% or more of the total combined voting power of all classes of share in one of the other companies in such chain.

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(p)     “Plan” shall mean the Tusimple (Cayman) Limited 2017 Share Plan, as in effect on the Date of Grant.

(q)     “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this Option is being exercised.

(r)     “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 7.

(s)     “SAFE 7” shall mean the Circular of the State Administration of Foreign Exchange on Issues concerning the Administration of Foreign Exchange Used for Domestic Individuals’ Participation in Equity Incentive Plans of Companies Listed Overseas promulgated by the State Administration of Foreign Exchange of the People’s Republic of China and effective as of February 15, 2012.

(t)     “SAFE 37” shall mean the Notice on Relevant Issues Concerning Foreign Exchange Administration for Domestic Residents to Engage in Overseas Financing and Round Trip Investment via Special Purpose Companies issued by SAFE on July 4, 2014.

(u)     “Securities Act” shall mean the Securities Act of 1933, as amended.

(v)     “Service” shall mean actual ongoing service to the Company, a Parent or a Subsidiary as an Employee, Consultant or Outside Director and specifically excludes periods of notice of termination of employment under applicable law or employment contracts whereby actual service is no longer provided, for example, when an Employee is paid in lieu of his/her notice period or when an Employee is asked to cease service immediately pursuant to a “garden leave” or a similar concept.

(w)     “Share” shall mean the ordinary shares of the Company, as adjusted in accordance with Section 10 of the Plan (if applicable).

(x)     “Subsidiary” shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company, if each of the companies other than the last company in the unbroken chain owns share possessing 50% or more of the total combined voting power of all classes of share in one of the other companies in such chain.

(y)     “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

(z)     “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 7.

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APPENDIX

SPECIAL PROVISIONS APPLICABLE TO U.S. TAX RESIDENTS

Any Optionee subject to U.S. taxation acknowledges that this Option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant. Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Administrator or by an independent valuation firm retained by the Company. The Optionee acknowledges that there is no guarantee in either case that the U.S. Internal Revenue Service will agree with the valuation, and the Optionee shall not make any claim against the Company or its Board of Directors, officers or employees in the event that the U.S. Internal Revenue Service asserts that the valuation was too low.

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EXHIBIT A

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TUSIMPLE (CAYMAN) LIMITED

2017 SHARE PLAN

NOTICE OF RESTRICTED SHARE UNIT AWARD

You (“Participant”) have been granted Restricted Share Units (“RSUs”) representing shares of ordinary share of Tusimple (Cayman) Limited (the “Company”) on the following terms:

Name:

Total Number of RSUs Granted:

Date of Grant:

Expiration Date:	the seventh (7th) anniversary of the Date of Grant specified above

Vesting Commencement Date:

Vesting:	Participant will receive a benefit with respect to a RSU only if it vests. In order for an RSU to vest, two vesting requirements must be both satisfied on or before the Expiration Date specified above: (i) the Time-Based Requirement and (ii) the Liquidity Event Requirement. If both the Time-Based Requirement and the Liquidity Event Requirement are satisfied on or before the Expiration Date, the vesting date (“Vesting Date”) of an RSU will be the first date upon which both of those requirements are satisfied with respect to that particular RSU.

Time-Based Requirement:	The Time-Based Requirement will be satisfied in installments as to [ % of the RSUs subject to this award when the Participant completes months of continuous Service, as to % of the RSUs subject to this award when the Participant completes months of continuous Service, and as to % of the RSUs subject to this award when the Participant completes months of continuous Service, measured from the Vesting Commencement Date set forth above,] subject to Section 2 of the Restricted Share Unit Agreement. In the event of termination of continuous Service for any reason, all further vesting related to the Time-Based Requirement shall immediately cease and any unvested RSUs that have not met the Time-Based Requirement will be terminated pursuant to Section 2 of the Restricted Share Unit Agreement.

Liquidity Event Requirement:	The Liquidity Event Requirement will be satisfied (as to any then-outstanding RSUs that have not theretofore been terminated pursuant to Section 2 of the Restricted Share Unit Agreement) upon the earlier to occur of (i) an IPO or (ii) a Sale Event (each, a “Liquidity Event”).

Settlement:	Settlement of RSUs refers to the issuance of Shares (or, if applicable, cash) once the award is vested. If a RSU vests as a result of satisfaction of both applicable vesting requirements as described above, the Company will deliver one Share for that RSU at the time of settlement, unless at the time of settlement the Administrator, in its sole discretion, determines that settlement shall, in whole or in part, be in the form of cash, based on the then Fair Market Value of a Share. Settlement shall occur on or following the Vesting Date, but not later than two and one-half (2 1⁄2) months following the end of the year in which the Vesting Date applicable to a RSU occurs (the last day of such two and one-half month period is referred to as the “Short Term Deferral End Date”). Notwithstanding the above, settlement of RSUs that become vested RSUs upon (i) a Sale Event will be made in Shares, unless otherwise specified in the definitive agreement for such Sale Event, or (ii) an IPO shall occur on the earlier of (a) the 185th day following the IPO Date or (b) the Short Term Deferral End Date.

By signing below, the Participant and the Company agree that the RSUs are granted under and governed by the terms and conditions of the Company’s 2017 Share Plan (the “Plan”) and the

Restricted Share Unit Agreement, both of which have been provided to the Participant for review and are made a part of this document. This Notice of Share Unit Award together with the Restricted Share Unit Agreement constitute the Restricted Share Unit Award Agreement referred to in the Plan. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan. Participant hereby acknowledges that the vesting of the RSUs pursuant to this Notice of Restricted Share Unit Award is conditioned on the satisfaction of the Time-Based Requirement and the Liquidity Event Requirement on or before the Expiration Date. Participant shall have no right with respect to the RSUs to the extent a Liquidity Event does not occur on or before the Expiration Date (regardless of the extent to which the Time-Based Requirement is satisfied).

Participant further agrees to accept by email all documents relating to the Company, the Plan or these RSUs and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). Participant also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it will notify Participant by email. Participant acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with Participant’s ability to access the documents.

PARTICIPANT:	TUSIMPLE (CAYMAN) LIMITED

By:

Address for Mailing Share Certificate:	Title:

TUSIMPLE (CAYMAN) LIMITED

2017 SHARE PLAN

RESTRICTED SHARE UNIT AGREEMENT

SECTION 1.	GRANT OF RESTRICTED SHARE UNITS.

(a)    Grant. On the terms and conditions set forth in the Notice of Restricted Share Unit Award and this Agreement, the Company grants to Participant on the Date of Grant the number of RSUs set forth in the Notice of Restricted Share Unit Award. Each RSU represents the right to receive one share of the Company’s ordinary share on the terms and conditions set forth in this Agreement.

(b)    Consideration. No payment is required for the RSUs that have been granted to Participant.

(c)    Nature of RSUs; No Rights As a Shareholder. The RSUs are mere bookkeeping entries and represent only the Company’s unfunded and unsecured promise to issue Shares on a future date under specified conditions. As a holder of RSUs, Participant has no rights other than the rights of a general creditor of the Company. The RSUs carry neither voting rights nor rights to cash dividends. Participant has no rights as a Shareholder of the Company unless and until the RSUs vest and are settled pursuant to Section 4.

(d)    Share Plan and Defined Terms. The RSUs are granted pursuant to the Plan, a copy of which Participant acknowledges having reviewed. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 10 of this Agreement.

SECTION 2.	VESTING.

(a)    Generally. The RSUs vest in accordance with the vesting schedule set forth in the Notice of Restricted Share Unit Award. Participant will receive a benefit with respect to an RSU only if both the Time-Based Requirement and the Liquidity Event Requirement are satisfied on or before the Expiration Date. The RSUs will not vest (in whole or in part) if only one (or if neither) of such requirements is satisfied on or before the Expiration Date.

(b)    Termination of Service. If Participant’s Service terminates for any reason, all RSUs as to which the Time-Based Requirement has not been satisfied as of Participant’s termination date shall automatically terminate and be cancelled. Participant will not satisfy the Time-Based Requirement for any additional RSUs after Participant’s Service has terminated, regardless of the reason for such termination. Upon such termination of Service, any RSUs as to which the Time-Based Requirement has been satisfied will (if the Liquidity Event

Requirement has not yet been satisfied) remain outstanding. Such RSUs will vest only if the Liquidity Event Requirement is satisfied prior to the Expiration Date. In case of any dispute as to whether Participant’s Service has terminated, the Administrator shall have sole discretion to determine whether such termination has occurred and the effective date of such termination.

(c)    Expiration of RSUs. If the Liquidity Event Requirement is not satisfied on or before the Expiration Date, all RSUs (regardless of whether or not, or to the extent which, the Time-Based Requirement had been satisfied as to such RSUs) shall automatically terminate upon such date. Upon a termination of one or more RSUs pursuant to this Section 2, Participant will have no further right with respect to such RSUs or the Shares previously allocated thereto.

(d)    Part-Time Employment and Leaves of Absence. If Participant commences working on a part-time basis, then the Company may adjust the Time-Based Requirement set forth in the Notice of Restricted Share Unit Award. If Participant goes on a leave of absence, then the Company may adjust the Time-Based Requirement set forth in the Notice of Restricted Share Unit Award in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while Participant is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless Participant immediately returns to active work.

SECTION 3.	RESTRICTIONS APPLICABLE TO RSUS.

(a)    Restrictions on Transfer. Except as otherwise provided in this Agreement, the RSUs and the rights and privileges conferred hereby shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of by Participant prior to the settlement of the RSUs. However, Participant may designate a third party who, in the event of Participant’s death, shall thereafter be entitled to receive any distribution of Shares to which Participant was entitled at the time of Participant’s death pursuant to this Agreement by delivering a written beneficiary designation to the Company’s headquarters on the prescribed form. If Participant delivers no such beneficiary designation or if Participant’s designated beneficiaries do not survive Participant, Participant’s estate will receive payments in respect of any vested RSUs.

(b)    Forfeiture of RSUs. In connection with the RSUs, the Company may be required to provide Participant with certain highly confidential information about the Company, including information regarding its financial condition and business prospects. Unauthorized disclosure of such information is prohibited under Participant’s existing Proprietary Information and Inventions Agreement with the Company and under Company policy, and Participant may be required to sign an additional nondisclosure agreement prior to receiving this type of information. In addition, unauthorized disclosure of the Company’s confidential information could result in the immediate forfeiture of the RSUs, including vested RSUs as well as termination of Participant’s Service with the Company.

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SECTION 4.	SETTLEMENT OF RSUS.

(a)    Settlement Date. Upon a Vesting Date with respect to a particular RSU, the Company will deliver one Share for that RSU, unless at the time of settlement the Administrator, in its sole discretion, determines that settlement shall, in whole or in part, be in the form of cash, based on the then-Fair Market Value of a Share. Settlement shall occur on or following the Vesting Date, but not later than Short-Term Deferral End Date (as defined in the Notice of Restricted Share Unit Grant). Notwithstanding the above, for RSUs that become vested upon a Sale Event, settlement will be made in Shares, unless otherwise specified in the definitive agreement for such Sale Event, and for RSUs that become vested upon an IPO, settlement shall occur on the earlier of (i) the 185th day following the IPO Date or (ii) the Short-Term Deferral End Date. In the event that settlement is made in Shares, the Participant shall deliver to the Company, on the date of settlement, the executed proxy as set forth in Exhibit A.

(b)    Form of Delivery. The form of any delivery of Shares (e.g., a Share certificate or electronic entry evidencing such shares) shall be determined by the Company.

(c)    Legality of Issuance.

(1)    No Shares shall be issued to Participant upon settlement of the RSUs unless and until the Company has determined that (i) Participant and the Company have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange or other securities market on which Share is listed has been satisfied; and (iii) any other applicable provision of federal, State or foreign law has been satisfied, including the foreign exchange laws and regulations in People’s Republic of China (if applicable). The Company shall have no liability to issue Shares in respect of the RSUs unless it is able to do so in compliance with applicable law.

(2)    To assure compliance with certain foreign exchange regulations in the People’s Republic of China, the Administrator may, in its sole discretion, (i) prohibit the issuance of Shares in respect of the RSUs until after the Company (or one of its affiliates) has obtained approval from the State Administration of Foreign Exchange (“SAFE”) with respect to the Plan, (ii) require the exchange of proceeds from the sale of Shares into Renminbi, and/or (iii) deduct amounts from sale proceeds to cover expenses the Company incurs in connection with effecting such settlement, exchange or similar transaction. If SAFE approval is obtained, the Company may establish additional rules and restrictions on the settlement of the RSUs including shortening the post-termination settlement periods (to the extent required or permitted by SAFE) and requiring the Participant to open a U.S. dollar bank account, and the Participant understands that there may be delays in receiving proceeds from the settlement and sale of Shares due to SAFE requirements.

(3)    Participant acknowledges and agrees that it is the Participant’s sole responsibility to investigate and comply with any applicable exchange control laws in connection with the issuance and delivery of the shares of stock pursuant to the settlement of the RSUs and that the Participant shall be responsible for any reporting of inbound and/or outbound

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international fund transfers required under applicable law, including without limitation SAFE 37 and SAFE 7 (if applicable). The Participant is advised to seek appropriate professional advice as to how the exchange control regulations apply to the Participant’s specific situation.

SECTION 5.	TAXES.

(a)    Withholding Taxes. Upon the Vesting Date and/or settlement date for the RSUs, the Fair Market Value of the Shares is treated as income subject to withholding by the Company and/or the Parent or Subsidiary employing Participant (Participant’s “Employer”) for the payment of all applicable federal, State, local and foreign income and employment withholding taxes which arise in connection with the vesting or settlement of the RSUs (the “Withholding Taxes”). No consideration will be paid to Participant in respect of this award unless Participant has made arrangements satisfactory to Participant’s Employer to satisfy the Withholding Taxes. To the extent that Participant fails to make such arrangements with respect to certain RSUs, then Participant will permanently forfeit such RSUs. At the discretion of the Company, these arrangements may include (i) withholding from other compensation or amounts that are owed to Participant by Participant’s Employer, (ii) payment in cash, (iii) if the Share is publicly traded, payment from the proceeds of the sale of shares through a Company-approved broker, (iv) withholding a number of Shares that otherwise would be issued to Participant when the RSUs are settled with a Fair Market Value equal to the minimum statutory amount required to be withheld, or (v) any other method permitted by the Company. However, if Participant is a Company officer subject to Section 16 of the Exchange Act, then the Withholding Taxes will be satisfied pursuant to clause (iv) of the preceding sentence, unless otherwise determined in advance by the Administrator. If the Withholding Taxes are satisfied pursuant to clause (iv), Participant will be deemed to have been issued the full number of Shares subject to the RSUs and the Fair Market Value of the withheld Shares, determined as of the date when taxes otherwise would have been withheld in cash, will be applied to the Withholding Taxes and such amount will be remitted to appropriate tax authorities by the Company or Participant’s Employer. The Company will not withhold fractional shares pursuant to clause (iv), so if the Withholding Taxes are satisfied pursuant to clause (iv), Participant hereby authorizes the Company or Participant’s Employer to withhold the amount of any remaining Withholding Taxes from Participant’s wages or other cash compensation.

(b)    U.S. Tax Residents. Additional terms set forth on the appendix “Special Provisions Applicable to U.S. Tax Residents” shall apply to any Participant who is a resident of the United States for purposes of U.S. taxation.

(c)    Acknowledgements. Participant acknowledges that there will be tax consequences upon vesting and/or settlement of the RSUs and/or disposition of the Shares, if any, received hereunder, and Participant should consult a tax advisor regarding Participant’s tax obligations prior to such event. Participant acknowledges that the Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan or acquisition or sale of Shares subject to this award. Participant is hereby advised to consult with Participant’s own personal tax, legal, and financial advisors regarding Participant’s participation in the Plan. Participant further acknowledges that the Company (i) makes no representations or undertakings regarding the tax treatment of the

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award of RSUs, including, but not limited to the grant, vesting, or settlement of the RSUs, the subsequent sale of Shares acquired pursuant to such RSUs, and the receipt of any dividends; and (ii) does not commit to and is under no obligation to structure the terms of the grant of the RSUs to reduce or eliminate Participant’s tax liability or achieve any particular tax result. Participant agrees that the Company does not have a duty to design or administer the RSUs, the Plan or its other compensation programs in a manner that minimizes Participant’s tax liability. Participant shall not make any claim against the Company or its Board of Directors, officers, or employees related to tax matters arising from this award or Participant’s other compensation.

SECTION 6.	RIGHT OF FIRST REFUSAL.

(a)    Right of First Refusal. In the event that Participant proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If Participant desires to transfer Shares acquired under this Agreement, Participant must give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, state or foreign securities laws. The Transfer Notice shall be signed both by Participant and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Section 6(b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b)    Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, Participant may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which Participant is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by Participant, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Section 6(a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

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(c)    Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a share split, the declaration of a share dividend, the declaration of an extraordinary dividend payable in a form other than share, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 6 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 6.

(d)    Termination of Right of First Refusal. Any other provision of this Section 6 notwithstanding, in the event that the Share is readily tradable on an established securities market when Participant desires to transfer Shares, the Company shall have no Right of First Refusal, and Participant shall have no obligation to comply with the procedures prescribed by Sections 6(a) and 6(b) above.

(e)    Permitted Transfers. This Section 6 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Participant’s Immediate Family or to a trust established by Participant for the benefit of Participant and/or one or more members of Participant’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If Participant transfers any Shares acquired under this Agreement, either under this Section 6(e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to Participant.

(f)    Termination of Rights as Shareholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 6, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g)    Assignment of Right of First Refusal. The Administrator may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 6.

SECTION 7.	RESTRICTIONS APPLICABLE TO SHARES.

(a)    Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State, the Company, at its discretion, may impose

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restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on share certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any State or any other law. Participant (or the beneficiary or Participant’s personal representative in the event of Participant’s death or incapacity, as the case may be) shall deliver to the Company any representations or other documents or assurances as the Company may deem necessary or reasonably desirable to ensure compliance with all applicable legal and regulatory requirements.

(b)    Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, Participant or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a share dividend, a spin-off, a share split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 7(b). This Section 7(b) shall not apply to Shares registered in the public offering under the Securities Act.

(c)    Investment Intent at Grant. Participant represents and agrees that the Shares to be acquired upon settlement of the RSUs will be acquired for investment, and not with a view to the sale or distribution thereof.

(d)    Investment Intent at Settlement. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, Participant shall represent and agree at the time of issuance that the Shares being acquired upon settlement of the RSUs are being acquired for investment, and not with a view to the sale or distribution thereof, and shall

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make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(e)    Rights of the Company. The Company shall not be required to (i) transfer on its books any Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Shares, or otherwise to accord voting, dividend or liquidation rights to, any Transferee to whom the Shares have been transferred in contravention of this Agreement.

(f)    Legends. All certificates evidencing the Shares issued under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates evidencing Shares issued under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

If required by the authorities of any State in connection with the issuance of the Shares, the legend or legends required by such State authorities shall also be endorsed on all such certificates.

(g)    Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a share certificate representing Shares issued under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(h)    Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 7 shall be conclusive and binding on Participant and all other persons.

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SECTION 8.	ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 9(a) of the Plan, the terms of the RSUs (including, without limitation, the number and kind of shares subject to these RSUs) shall be subject to Section 9(a) of the Plan. In the event that the Company is party to certain corporate transactions, the RSUs shall be subject to Section 9(b) of the Plan. Any additional RSUs and any new, substituted or additional shares, cash or other property that become subject to this award as a result of any such transaction shall be subject to the same conditions and restrictions as applicable to the RSUs to which they relate.

SECTION 9.	MISCELLANEOUS PROVISIONS.

(a)    Successors and Assigns. Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon Participant and Participant’s legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

(b)    No Retention Rights. Nothing in this Agreement or in the Plan shall confer upon Participant the right to remain in Service in any capacity or for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Participant) or Participant, which rights are hereby expressly reserved by each, to terminate Participant’s Service at any time and for any reason, with or without cause.

(c)    Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with a reputable overnight courier, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to Participant at the address that Participant most recently provided to the Company in accordance with this Section 9(c).

(d)    Effect on Other Employee Benefit Plans. The value of the RSUs and the Shares issuable thereunder shall not be included as compensation, earnings, salaries, or other similar terms used when calculating benefits under any employee benefit plan (other than the Plan) sponsored by the Company or a Parent or Subsidiary, except as such plans otherwise expressly provide.

(e)    Entire Agreement. The Notice of Restricted Share Unit Award, this Agreement and the Plan constitute the entire understanding between Participant and the Company regarding the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

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(f)    Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of Cayman Islands, as such laws are applied to contracts entered into and performed in such jurisdiction.

SECTION 10.	DEFINITIONS.

(a)    “Administrator” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee, all as described in Section 2 of the Plan.

(b)    “Agreement” shall mean this Restricted Share Unit Agreement.

(c)    “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d)    “Committee” shall mean a committee of the Board of Directors,

(e)    “Company” shall mean Tusimple (Cayman) Limited, a company incorporated under the laws of Cayman Islands.

(f)    “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(g)    “Date of Grant” shall mean the date specified in the Notice of Restricted Share Unit Award.

(h)    “Employee” shall mean any individual who is an employee of the Company, a Parent or a Subsidiary.

(i)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(j)    “Expiration Date” shall mean the expiration date of the RSUs as set forth in the Notice of Restricted Share Unit Award.

(k)    “Fair Market Value” shall mean the fair market value of a Share, as determined by the Administrator in accordance with applicable laws. Such determination shall be conclusive and binding on all persons.

(l)    “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(m)    “IPO” shall mean the consummation of an initial public offering in which Shares are offered and sold in an underwritten public offering and subsequently listed and traded on a major stock exchange or securities market (such as The Nasdaq Stock Market or the New York Stock Exchange).

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(n)    “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(o)    “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns share possessing 50% or more of the total combined voting power of all classes of share in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(p)    “Plan” shall mean the Tusimple (Cayman) Limited 2017 Share Plan, as amended from time to time.

(q)    “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 6.

(r)    “RSUs” shall mean the Restricted Share Units granted to Participant by the Company as set forth in the Notice of Restricted Share Unit Award.

(s)    “SAFE 7” shall mean the Circular of the State Administration of Foreign Exchange on Issues concerning the Administration of Foreign Exchange Used for Domestic Individuals’ Participation in Equity Incentive Plans of Companies Listed Overseas promulgated by the State Administration of Foreign Exchange of the People’s Republic of China and effective as of February 15, 2012.

(t)    “SAFE 37” shall mean the Notice on Relevant Issues Concerning Foreign Exchange Administration for Domestic Residents to Engage in Overseas Financing and Round Trip Investment via Special Purpose Companies issued by SAFE on July 4, 2014.

(u)    “Sale Event” means the consummation of the following transactions in which holders of Shares receive cash or marketable securities tradable on an established national or foreign securities exchange: (i) a sale of all or substantially all of the assets of the Company determined on a consolidated basis to an unrelated person or entity; (ii) a merger, reorganization, or consolidation involving the Company in which the voting shares of the Company outstanding immediately prior to such transaction represent or are converted into or exchanged for securities of the surviving or resulting entity immediately upon completion of such transaction which represent less than 50% of the outstanding voting power of such surviving or resulting entity; or (iii) the acquisition of all or a majority of the outstanding voting share of the Company in a single transaction or series of related transactions by a person or group of persons. For the avoidance of doubt, an initial public offering, any subsequent public offering, another capital raising event, and a merger effected solely to change the Company’s domicile shall not constitute a “Sale Event.” In addition, a transaction shall not constitute a Sale Event unless such transaction also qualifies as an event under Treasury Regulation Section 1.409A-3(i)(5)(v) (change in the ownership of a corporation), Treasury Regulation Section 1.409A-3(i)(5)(vi)

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(change in the effective control of a corporation), or Treasury Regulation Section 1.409A-3(i)(5)(vii) (change in the ownership of a substantial portion of a corporation’s assets).

(v)    “Securities Act” shall mean the Securities Act of 1933, as amended.

(w)    “Service” shall mean service as an Employee, Consultant or Outside Director, as described more fully in the Plan. Continuous Service means that the Participant’s service with the Company, a Parent or a Subsidiary, whether as an Employee, Consultant or Outside Director, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company, a Parent or a Subsidiary as an Employee, Consultant or Outside Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company, Parent or Subsidiary, will not terminate a Participant’s continuous Service; provided, however, that if the entity for which a Participant is rendering services ceases to qualify as a Parent or Subsidiary, as determined by the Administrator, in its sole discretion, such Participant’s continuous Service will be considered to have terminated on the date such entity ceases to qualify as a Parent or Subsidiary.

(x)    “Share” shall mean one ordinary share of the Company, as adjusted in accordance with Section 9 of the Plan (if applicable).

(y)    “Subsidiary” shall mean any corporation entity (other than the Company) in an unbroken chain or corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns share possessing 50% or more of the total combined voting power of all classes of share in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(z)    “Time-Based Requirement” shall mean the requirement to provide Service over the period of time set forth in the Notice of Restricted Share Unit Award.

(aa)    “Transferee” shall mean any person to whom Participant has directly or indirectly transferred any Shares acquired under this Agreement.

(bb)    “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 6.

(cc)    “Vesting Date” shall mean the first date on or before the Expiration Date upon which both the Time-Based Requirement and the Liquidity Event Requirement are satisfied.

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APPENDIX

SPECIAL PROVISIONS APPLICABLE TO U.S. TAX RESIDENTS

1.    The settlement of the RSUs is intended to be exempt from the application of Code Section 409A pursuant to the “short-term deferral exemption” in Treasury Regulation 1.409A-1(b)(4) and shall be administered and interpreted in a manner that complies with such exemption.    To the extent that any provision of this Agreement is ambiguous as to its exemption from Code Section 409A, the provision shall be read in such a manner so that all payments hereunder are exempt from Code Section 409A. Notwithstanding the foregoing, if this award of RSUs is interpreted as not being exempt from Code Section 409A, it shall be interpreted to comply with the requirement of Code Section 409A so that this award is not subject to additional tax or interest under Code Section 409A. In this regard, if this award is payable upon Participant’s “separation from service” within the meaning of Code Section 409A(a)(2)(A)(i) (a “Separation”) and Participant is a “specified employee” of the Company or any affiliate thereof within the meaning of Code Section 409A(a)(2)(B)(i) on the day of Participant’s Separation, then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after Participant’s Separation, or (ii) Participant’s death, but only to the extent such delay is necessary so that this award is not subject to additional tax or interest under Code Section 409A.

2.    In the event that the Company is party to certain corporate transactions, the RSUs shall be subject to Section 9(b) of the Plan, provided that any action taken must either preserve the exemption of the RSUs from Code Section 409A or comply with Code Section 409A.

EXHIBIT A

TUSIMPLE (CAYMAN) LIMITED

2017 SHARE PLAN

NOTICE OF SHARE VALUE AWARD

You (“Participant”) have been granted Other Awards in the form of Share Value Awards (“SVAs”) of Tusimple (Cayman) Limited (the “Company”) on the following terms. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Company’s 2017 Share Plan, as amended (the “Plan”) or the Share Value Award Agreement attached hereto.

Name:

Total Number of SVAs Granted:

Date of Grant:

Expiration Date:	the seventh (7th) anniversary of the Date of Grant specified above

Vesting Commencement Date:

Vesting:	Participant will receive a benefit with respect to an SVA only if it vests. In order for an SVA to vest, two vesting requirements must be both satisfied before the Expiration Date specified above (or earlier termination of the SVAs pursuant to the Share Value Award Agreement or the Plan): (i) the Time-Based Requirement and (ii) the Liquidity Event Requirement. If both the Time-Based Requirement and the Liquidity Event Requirement are satisfied before the Expiration Date, the Initial Vesting Date of an SVA will be the first date upon which both of those requirements are satisfied with respect to that particular SVA.

Time-Based Requirement:	The Time-Based Requirement will be satisfied in installments as to [(i) % of the Total Number of SVAs Granted when the Participant completes months of continuous Service from the Vesting Commencement Date, (ii) an additional % of the Total Number of SVAs Granted when the Participant completes months of continuous

Service from the Vesting Commencement Date, and (iii) an additional % of the Total Number of SVAs Granted when the Participant completes months of continuous Service from the Vesting Commencement Date], subject to Section 2 of the Share Value Award Agreement. In the event of termination of continuous Service for any reason, all further vesting related to the Time-Based Requirement shall immediately cease and any unvested SVAs that have not met the Time-Based Requirement will be terminated pursuant to Section 2 of the Share Value Award Agreement. In addition, in the event of termination of Participant’s continuous Service for Cause prior to the satisfaction of the Liquidity Event Requirement, all SVAs, regardless of whether or not they have met the Time-Based Requirement, will automatically terminate and be cancelled without consideration effective upon such termination of Service pursuant to Section 2 of the Share Value Award Agreement.

Liquidity Event Requirement:	The Liquidity Event Requirement will be satisfied (as to any then-outstanding SVAs that have not theretofore been terminated pursuant to Section 2 of the Share Value Award Agreement) upon the earlier to occur of (i) an IPO or (ii) a Sale Event (each, a “Liquidity Event”).

Settlement:	Settlement of SVAs refers to the issuance or payment, as applicable, of the Settlement Consideration after the award is vested. Settlement shall occur on or following the Vesting Date, but not later than two and one-half (2 1⁄2) months following the end of the year in which the Vesting Date applicable to an SVA occurs (the last day of such two and one-half month period is referred to as the “Short Term Deferral End Date”). Notwithstanding the above, settlement of SVAs that become vested SVAs upon an IPO shall occur on the earlier of (a) the 185th day following the IPO Date or (b) the Short Term Deferral End Date.

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By Participant’s acceptance hereof (whether written, electronic or otherwise), the Participant and the Company agree that the SVAs are granted under and governed by the terms and conditions of the Plan and the Share Value Award Agreement, both of which have been provided to the Participant for review and are made a part of this document. The SVAs constitute an Other Award pursuant to Section 9 of the Plan and this Notice of Share Value Award, together with the Share Value Award Agreement, constitute an Other Award Agreement as defined in the Plan. Participant hereby acknowledges that the vesting of the SVAs pursuant to this Notice of Share Value Award is conditioned on the satisfaction of the Time-Based Requirement and the Liquidity Event Requirement before the Expiration Date (or earlier termination of the SVAs pursuant to the Share Value Award Agreement or the Plan). Participant shall have no right with respect to (i) the SVAs to the extent a Liquidity Event does not occur before the Expiration Date (regardless of the extent to which the Time-Based Requirement is satisfied) or (ii) any and all SVAs, regardless of whether or not they have met the Time-Based Requirement, in the event of termination of Participant’s continuous Service for Cause prior to satisfaction of the Liquidity Event Requirement.

Participant acknowledges that there may be adverse tax consequences as a result of the SVAs (including upon grant, vesting and/or settlement of the SVAs or, if applicable, disposition of the Shares) and that Participant should consult a tax adviser about the taxation of the SVAs. Participant agrees and acknowledges that the Time-Based Requirement may change prospectively in the event that Participant’s Service status changes between full- and part-time status or Participant goes on a leave of absence in accordance with Section 2(d) of the Share Value Award Agreement.

Participant further agrees to accept by email or other electronic method all documents relating to the Company, the Plan or these SVAs and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). Participant also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it will notify Participant by email. Participant acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with Participant’s ability to access the documents.

PARTICIPANT AGREES AND ACKNOWLEDGES THAT THE SVAS ARE GRANTED IN FULL SATISFACTION OF ANY AND ALL OBLIGATIONS OF THE COMPANY TO GRANT TO PARTICIPANT ANY EQUITY AWARD THAT MAY HAVE BEEN SET FORTH IN ANY EMPLOYMENT OFFER LETTER OR OTHER AGREEMENT, WHETHER WRITTEN OR ORAL, BETWEEN THE PARTIES PRECEDING THE DATE OF GRANT SET FORTH ABOVE, [OTHER THAN THAT CERTAIN [OPTION] GRANTED TO PARTICIPANT UNDER THE PLAN ON [DATE] (THE “PRIOR GRANT”)], AND THAT NEITHER THE COMPANY NOR ANY OF ITS SUBSIDIARIES, PARENTS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, AFFILIATES OR SHAREHOLDERS HAS ANY OBLIGATION TO GRANT OR

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OTHERWISE ISSUE ANY SHARES, OPTIONS, RESTRICTED SHARE UNITS, SHARE VALUE AWARDS, OTHER AWARDS OR ANY OTHER EQUITY INTEREST (OR SECURITIES CONVERTIBLE INTO OR EXERCISABLE OR SETTLEABLE FOR ANY EQUITY INTEREST) OF THE COMPANY OR ANY OTHER RIGHTS TO PURCHASE OR OTHERWISE ACQUIRE, DIRECTLY OR INDIRECTLY, ANY EQUITY INTEREST OF THE COMPANY TO PARTICIPANT OTHER THAN AS SET FORTH IN THE SHARE VALUE AWARD AGREEMENT TO WHICH THIS NOTICE OF SHARE VALUE AWARD AGREEMENT RELATES[ AND OTHER THAN AS EXPRESSLY SET FORTH IN ANY AWARD AGREEMENT BETWEEN PARTICIPANT AND THE COMPANY (OR A PARENT OR SUBSIDIARY OF THE COMPANY, IF APPLICABLE) GOVERNING THE PRIOR GRANT].

PARTICIPANT:	TUSIMPLE (CAYMAN) LIMITED

By:

Address for Mailing Share Certificate, if applicable:	Title:

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TUSIMPLE (CAYMAN) LIMITED

2017 SHARE PLAN

SHARE VALUE AWARD AGREEMENT

SECTION 1.	GRANT OF SHARE VALUE AWARDS.

(a)    Grant. On the terms and conditions set forth in the Notice of Share Value Award and this Agreement, the Company grants to Participant on the Date of Grant the number of SVAs set forth in the Notice of Share Value Award. Each SVA represents the right to receive the Settlement Consideration on the terms and conditions set forth in this Agreement.

(b)    Consideration. No payment is required for the SVAs that have been granted to Participant.

(c)    Nature of SVAs; No Rights As a Shareholder. The SVAs are mere bookkeeping entries and represent only the Company’s unfunded and unsecured promise to issue or pay, as applicable, the Settlement Consideration on a future date under specified conditions. As a holder of SVAs, Participant has no rights other than the rights of a general creditor of the Company. The SVAs carry neither voting rights nor rights to dividends or dividend equivalents. Participant has no rights as a shareholder of the Company unless and until the SVAs vest and are settled for Shares pursuant to Section 4.

(d)    Share Plan and Defined Terms. The SVAs are granted pursuant to the Plan, a copy of which Participant acknowledges having reviewed. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 10 of this Agreement.

SECTION 2.	VESTING.

(a)    Generally. The SVAs vest in accordance with the vesting schedule set forth in the Notice of Share Value Award. Participant will receive a benefit with respect to an SVA only if both the Time-Based Requirement and the Liquidity Event Requirement are satisfied before the Expiration Date (or earlier termination of the SVAs pursuant to this Agreement or the Plan). The SVAs will not vest (in whole or in part) if only one (or if neither) of such requirements is satisfied before the Expiration Date (or earlier termination of the SVAs pursuant to this Agreement or the Plan). The SVAs will not vest (in whole or in part) if the Participant’s continuous Service is terminated for Cause prior to satisfaction of the Liquidity Event Requirement.

(b)    Termination of Service.

(i)	Termination of Service.

If Participant’s continuous Service terminates for any reason, whether prior to, on or following satisfaction of the Liquidity Event Requirement, all SVAs as to which the Time-Based Requirement has not been satisfied as of Participant’s termination date shall automatically terminate and be cancelled without consideration and all of Participant’s rights with respect to such SVAs, including any Settlement Consideration in respect thereof, shall immediately terminate. Participant will not satisfy the Time-Based Requirement for any additional SVAs after Participant’s continuous Service has terminated, regardless of the reason for such termination. In the event of a termination of Service prior to satisfaction of the Liquidity Event Requirement for any reason other than for Cause, any SVAs that have satisfied the Time-Based Requirement as of the effective date of such termination shall remain outstanding until the day immediately prior to the Expiration Date (or earlier termination of the SVAs pursuant to this Agreement or the Plan) or, if earlier, settlement of all such SVAs that have satisfied the Time-Based Requirement upon satisfaction of the Liquidity Event Requirement, and such SVAs will vest only if the Liquidity Event Requirement is satisfied prior to the Expiration Date (or earlier termination of the SVAs pursuant to this Agreement or the Plan).

In addition, if Participant’s continuous Service terminates for Cause prior to satisfaction of the Liquidity Event Requirement, all SVAs subject to this award shall automatically terminate and be cancelled without consideration and all of Participant’s rights with respect to such SVAs, including any Settlement Consideration in respect thereof, shall immediately terminate effective upon such termination for Cause. Participant shall have no opportunity to vest with respect to any of the SVAs subject to this award in the event of Participant’s termination of continuous Service for Cause.

(ii)

Disputes. In case of any dispute as to whether Participant’s continuous Service has terminated, the Administrator shall have sole discretion to determine whether such termination has occurred, whether the termination is for Cause or other than for Cause and the effective date of such termination.

(c)    Expiration of SVAs. If the Liquidity Event Requirement is not satisfied before the Expiration Date, all SVAs that have not already terminated by their terms (regardless of whether or not, or to the extent which, the Time-Based Requirement had been satisfied as to such SVAs) shall automatically terminate upon such date. Upon a termination of one or more SVAs pursuant to this Section 2, Participant will have no further right with respect to such SVAs, including any Settlement Consideration in respect thereof.

(d)    Part-Time Employment and Leaves of Absence. If Participant commences working on a part-time basis, then the Company may adjust the Time-Based Requirement set forth in the Notice of Share Value Award. If Participant goes on a leave of absence, then the Company may adjust the Time-Based Requirement set forth in the Notice of Share Value Award in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while Participant is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Continuous Service shall be deemed to terminate when such leave ends, unless Participant immediately returns to active Service.

SECTION 3.	RESTRICTIONS APPLICABLE TO SVAS.

(a)    Restrictions on Transfer. Except as otherwise provided in this Agreement, the SVAs and the rights and privileges conferred hereby shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of by Participant prior to the settlement of the SVAs. However, Participant may designate a third party who, in the event of Participant’s death, shall thereafter be entitled to receive any distribution of Settlement Consideration to which Participant was entitled at the time of Participant’s death pursuant to this Agreement by delivering a written beneficiary designation to the Company’s headquarters on the prescribed form. If Participant delivers no such beneficiary designation or if Participant’s designated beneficiaries do not survive Participant, Participant’s estate will receive payments in respect of any vested SVAs.

(b)    Forfeiture of SVAs. In connection with the SVAs, the Company may be required to provide Participant with certain highly confidential information about the Company, including information regarding its financial condition and business prospects. Unauthorized disclosure of such information is prohibited under Participant’s existing Proprietary Information and Inventions Agreement with the Company and under Company policy, and Participant may be required to sign an additional nondisclosure agreement prior to receiving this type of information. In addition, unauthorized disclosure of the Company’s confidential information could result in the immediate forfeiture of the SVAs, including vested SVAs as well as termination of Participant’s continuous Service with the Company.

SECTION 4.	SETTLEMENT OF SVAS.

(a)    Settlement Date. The Company will deliver the Settlement Consideration for a given SVA on or following the Vesting Date, but not later than the Short-Term Deferral End Date (as defined in the Notice of Share Value Award Grant). Notwithstanding the above, for SVAs that become vested upon an IPO, settlement shall occur on the earlier of (i) the 185th day following the IPO Date or (ii) the Short-Term Deferral End Date. In the event that settlement is made in Shares, the Participant shall deliver to the Company, on the date of settlement, the executed proxy as set forth in Exhibit A.

(b)    Form of Delivery. The form of Settlement Consideration shall be determined by the Administrator in its sole and absolute discretion. If the Settlement Consideration is in Shares, the Shares shall be evidenced in a manner determined by the Company in its sole and absolute discretion (e.g., a Share certificate or electronic entry evidencing such shares).

(c)    Legality of Issuance.

(1)    To the extent the Settlement Consideration will be issued in Shares, no Shares shall be issued to Participant upon settlement of the SVAs unless and until the Company has determined that (i) Participant and the Company have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange or other securities market on which Share is listed has been satisfied; and (iii) any other applicable provision of federal, state or foreign law has been satisfied, including the foreign exchange laws and regulations in the People’s Republic of China (if applicable). The Company shall have no liability to issue Shares in respect of the SVAs unless it is able to do so in compliance with applicable law.

(2)    To assure compliance with certain foreign exchange regulations in the People’s Republic of China, the Administrator may, in its sole discretion, (i) prohibit the issuance of Shares in respect of the SVAs to PRC residents or nationals until after the Company (or one of its affiliates) has obtained approval from or completed filing or registration with the State Administration of Foreign Exchange (“SAFE”) with respect to the Plan (such approval, filing or registration, the “SAFE Approval”), (ii) require the exchange of proceeds from the sale of Shares into Renminbi at an exchange rate chosen by the Company, and/or (iii) deduct amounts from sale proceeds to cover expenses the Company incurs in connection with effecting such settlement, exchange or similar transaction. If SAFE Approval is obtained, the Company may establish additional rules and restrictions on the settlement of the SVAs including shortening the post-termination settlement periods (to the extent required or permitted by SAFE) and requiring the Participant to open a U.S. dollar bank account, and the Participant understands that there may be delays in receiving proceeds from the settlement and, if applicable, the sale of Shares due to SAFE requirements and due to fluctuations in the share price and/or applicable exchange rates the amount of proceeds ultimately distributed to a Participant may be more or less than the Fair Market Value of the shares on the date of settlement or the date the shares are issued. NOTWITHSTANDING ANYTHING TO THE CONTRARY, IF THE ISSUANCE OF A SHARE UPON SETTLEMENT OF A GIVEN SVA IS, IN THE COMPANY’S SOLE DETERMINATION, PROHIBITED UNDER THE TERMS OF SAFE, THE COMPANY SHALL, IN ITS SOLE AND ABSOLUTE DISCRETION, DETERMINE WHETHER TO ISSUE THE SETTLEMENT CONSIDERATION IN CASH OR DECLINE TO SETTLE SUCH SVA AT ALL. TO THE EXTENT THE COMPANY DECLINES TO SETTLE SUCH SVA, SUCH SVA SHALL BE AUTOMATICALLY CANCELLED AND TERMINATED WITHOUT CONSIDERATION AND ALL OF PARTICIPANT’S

RIGHTS WITH RESPECT TO SUCH SVA, INCLUDING ANY SETTLEMENT CONSIDERATION IN RESPECT THEREOF, SHALL IMMEDIATELY TERMINATE EFFECTIVE UPON SUCH COMPANY DETERMINATION.

(3)    The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company to be necessary to the lawful issuance or payment of the Settlement Consideration hereunder will relieve the Company of any liability in respect of the failure to issue or pay the Settlement Consideration as to which such requisite authority will not have been obtained. As a condition to issuance or payment of any Settlement Consideration, the Company may require Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

(4)    Participant acknowledges and agrees that it is the Participant’s sole responsibility to investigate and comply with any applicable exchange control laws in connection with the issuance and delivery of the Shares, if any, pursuant to the settlement of the SVAs and that the Participant shall be responsible for any reporting of inbound and/or outbound international fund transfers required under applicable law, including without limitation SAFE 37 and SAFE 7 (if applicable). The Participant is advised to seek appropriate professional advice as to how the exchange control regulations apply to the Participant’s specific situation.

SECTION 5.	TAXES.

(a)    Withholding Taxes. Upon the Vesting Date and/or settlement date for the SVAs, as applicable, or any other taxable event in respect of the SVAs, the Settlement Consideration is treated as income subject to withholding by the Company and/or the Parent or Subsidiary employing Participant (Participant’s “Employer”) for the payment of all applicable federal, state, local and foreign income, social insurance, fringe benefit and employment withholding taxes which arise in connection with the vesting or settlement of the SVAs (the “Withholding Taxes”). No consideration will be paid to Participant in respect of this award unless Participant has made arrangements satisfactory to the Company and Participant’s Employer to satisfy the Withholding Taxes. To the extent that Participant fails to make such arrangements with respect to certain SVAs, then Participant will permanently forfeit such SVAs. At the discretion of the Company, these arrangements may include (i) withholding from compensation or amounts that are owed to Participant by the Company or Participant’s Employer (including but not limited to Settlement Consideration paid in cash or any other compensation or amounts that are owed to Participant by the Company or Participant’s Employer), (ii) payment in cash, including by check or wire, (iii) if Shares are publicly traded, payment from the proceeds of the sale of Shares through a Company-approved broker, (iv) withholding a number of Shares that otherwise would be issued to Participant when the SVAs are settled with a Fair Market Value up to the maximum statutory amount required to be withheld, or (v) any other method permitted by the Company; all under such rules as may be established by the Administrator and in compliance with the Company’s Insider Trading Policy and 10b5-1 Trading Plan Policy or similar policy or policies, if applicable. However, if Participant is a Company officer subject to Section 16 of the Exchange Act, then the Withholding Taxes will be satisfied pursuant to clause (ii) of the preceding sentence if settlement is in cash or pursuant to clause (iv) of the preceding sentence if settlement is in Shares, unless otherwise determined in advance by the Administrator. If the Withholding Taxes are satisfied pursuant to clause (ii) or clause (iv), Participant will be deemed to have been issued the full amount of the cash Settlement Consideration or the full number of Shares subject to the Settlement Consideration, as applicable, and the withheld cash or the Fair Market Value of the withheld Shares determined as of the date when taxes otherwise would have been withheld in cash, as applicable, will be applied to the Withholding Taxes and such amount will be remitted to appropriate tax authorities by the Company or Participant’s Employer. The Company and Participant’s Employer will not withhold fractional shares pursuant to clause (iv), so if the Withholding Taxes are satisfied pursuant to clause (iv), Participant hereby authorizes the Company or Participant’s Employer to withhold the amount of any remaining Withholding Taxes from Participant’s wages or other cash compensation.

(b)    U.S. Tax Residents. Additional terms set forth on the appendix “Special Provisions Applicable to U.S. Tax Residents” shall apply to any Participant who is a resident of the United States for purposes of U.S. taxation.

(c)    Acknowledgements. Participant acknowledges that there will be tax consequences upon vesting and/or settlement of the SVAs and/or disposition of the Shares, if any, received hereunder, and Participant should consult a tax advisor regarding Participant’s tax obligations prior to such event. Regardless of any action the Company or Participant’s Employer takes with respect to any and all Withholding Taxes, Participant acknowledges that the ultimate liability for all Withholding Taxes and any and all other tax-related items legally due from Participant is and remains Participant’s responsibility. Participant acknowledges that Participant’s liability for Withholding Taxes may exceed any amounts actually withheld by the Company or Participant’s Employer. Participant acknowledges that the Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan or acquisition or sale of Shares, if any, subject to this award. Participant is hereby advised to consult with Participant’s own personal tax, legal, and financial advisors regarding Participant’s participation in the Plan. Participant further acknowledges that the Company (i) makes no representations or undertakings regarding the tax treatment of the award of SVAs, including, but not limited to the grant, vesting, or settlement of the SVAs, the subsequent sale of Shares, if any, acquired pursuant to such SVAs, and the receipt of any dividends; and (ii) does not commit to and is under no obligation to structure the terms of the grant of the SVAs to reduce or eliminate Participant’s tax liability or achieve any particular tax result. Participant agrees that the Company does not have a duty to design or administer the SVAs, the Plan or its other compensation programs in a manner that minimizes Participant’s tax liability. Participant shall not make any claim against the Company or its Board of Directors, officers, or employees related to tax matters arising from this award or Participant’s other compensation.

SECTION 6.	RIGHT OF FIRST REFUSAL.

(a)    Right of First Refusal. In the event that Participant proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If Participant desires to transfer Shares acquired under this Agreement, Participant must give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, state or foreign securities laws. The Transfer Notice shall be signed both by Participant and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Section 6(b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b)    Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, Participant may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, state and foreign securities laws and not in violation of any other contractual restrictions to which Participant is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by Participant, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Section 6(a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c)    Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a share split, the declaration of a share dividend, the declaration of an extraordinary dividend payable in a form other than shares, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 6 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 6.

(d)    Termination of Right of First Refusal. Any other provision of this Section 6 notwithstanding, in the event that the Shares are readily tradable on an established securities market when Participant desires to transfer Shares, the Company shall have no Right of First Refusal, and Participant shall have no obligation to comply with the procedures prescribed by Sections 6(a) and 6(b) above.

(e)    Permitted Transfers. This Section 6 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Participant’s Immediate Family or to a trust established by Participant for the benefit of Participant and/or one or more members of Participant’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If Participant transfers any Shares acquired under this Agreement, either under this Section 6(e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to Participant.

(f)    Termination of Rights as Shareholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 6, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g)    Assignment of Right of First Refusal. The Administrator may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 6.

SECTION 7.	RESTRICTIONS APPLICABLE TO SHARES.

(a)    Securities Law Restrictions; Articles. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state or other jurisdiction, the Company, at its discretion, may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on share certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or other jurisdiction or any other law. Participant (or the beneficiary or Participant’s personal representative in the event of Participant’s death or incapacity, as the case may be) shall deliver to the Company any representations or other documents or assurances as the Company may deem necessary or reasonably desirable to ensure compliance with all applicable legal and regulatory requirements. Any Shares acquired under this Agreement shall be subject to all of the terms and conditions of the Articles.

(b)    Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the IPO, Participant or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in FINRA Rule 2241, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a share dividend, a spin-off, a share split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 7(b).

(c)    Investment Intent at Grant. Participant represents and agrees that Shares acquired upon settlement of the SVAs, if any, will be acquired for investment, and not with a view to the sale or distribution thereof.

(d)    Investment Intent at Settlement. In the event that any sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, Participant shall represent and agree at the time of issuance that the Shares being acquired upon settlement of the SVAs, if any, are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(e)    Rights of the Company. The Company shall not be required to (i) transfer on its books any Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Shares, or otherwise to accord voting, dividend or liquidation rights to, any Transferee to whom the Shares have been transferred in contravention of this Agreement.

(f)    Legends.

(i)    General. All certificates evidencing the Shares issued under this Agreement, if any, shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the Plan, this Agreement, the Articles, or the rules, regulations, and other requirements of the Securities and Exchange

Commission, any stock exchange upon which such shares of the Shares are listed, and any applicable federal, foreign or state laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The certificates representing the Shares issued hereunder, if any, shall bear the following legends, in addition to any other legends deemed advisable by the Administrator:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

“THE SHARES REPRESENTED HEREBY ARE SUBJECT TO A MARKET STAND-OFF RESTRICTION AS SET FORTH IN A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS (AND POSSIBLY LONGER) AFTER THE EFFECTIVE DATE OF CERTAIN PUBLIC OFFERINGS OF THE SHARES OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

“THE SHARES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER REQUIRING APPROVAL OF THE COMPANY PURSUANT TO AND IN ACCORDANCE WITH THE COMPANY’S ARTICLES AND MEMORANDUM OF ASSOCIATION (THE “ARTICLES”). THE COMPANY SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SHARES THAT DO NOT COMPLY WITH THE COMPANY’S ARTICLES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF THE ARTICLES TO THE HOLDER HEREOF WITHOUT CHARGE.”

(ii)    Unregistered Transaction. All certificates evidencing Shares issued under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE COMPANY DOES NOT INTEND TO REGISTER THEM. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(iii)    Non-U.S. Participants; Regulation S. Participant understands and agrees that, if Participant’s country of residence is other than the United States, all certificates evidencing the Shares issued under this Agreement, if any, may bear the following legends:

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ THE ACT”) WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, AND THE COMPANY DOES NOT INTEND TO REGISTER THEM.”

“PRIOR TO A DATE THAT IS ONE YEAR STARTING FROM THE DATE OF SALE OF THE SHARES, THE SHARES MAY NOT BE OFFERED OR SOLD (INCLUDING OPENING A SHORT POSITION IN SUCH SECURITIES) IN THE UNITED STATES OR TO U.S. PERSONS AS DEFINED BY RULE 902(K) ADOPTED UNDER THE ACT, OTHER THAN TO DISTRIBUTORS, UNLESS THE SHARES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. HOLDERS OF SHARES PRIOR TO ONE YEAR STARTING FROM THE DATE OF SALE OF THE SHARES MAY RESELL SUCH SHARES ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR OTHERWISE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT, OR IN TRANSACTIONS EFFECTED OUTSIDE OF THE UNITED STATES, PROVIDED THEY DO NOT SOLICIT (AND NO ONE ACTING ON THEIR BEHALF SOLICITS) PARTICIPANTS IN THE UNITED STATES OR OTHERWISE ENGAGE(S) IN SELLING EFFORTS IN THE UNITED STATES AND PROVIDED THAT HEDGING TRANSACTIONS INVOLVING THESE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

“A HOLDER OF THE SHARES WHO IS A DISTRIBUTOR, DEALER, SUB-UNDERWRITER OR OTHER SECURITIES PROFESSIONAL, IN ADDITION, CANNOT, PRIOR TO ONE YEAR STARTING FROM THE DATE OF SALE OF THE SHARES, RESELL THE SHARES TO A U.S. PERSON AS DEFINED BY RULE 902(K) OF REGULATION S UNLESS THE SHARES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.”

(g)    Stop-Transfer Instructions. Participant agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(h)    Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or in violation of the Articles or applicable law or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

(i)    Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a share certificate representing Shares issued under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(j)    Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 7 shall be conclusive and binding on Participant and all other persons.

SECTION 8.	ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 10(a) of the Plan, the terms of the SVAs (including, without limitation, the number and kind of shares on which these SVAs are based) shall be subject to Section 10(a) of the Plan. In the event that the Company is party to certain corporate transactions, the SVAs shall be subject to Section 10(b) of the Plan. Any additional SVAs and any new, substituted or additional securities, cash or other property that become subject to this award as a result of any such transaction shall be subject to the same conditions and restrictions as applicable to the SVAs to which they relate.

SECTION 9.	MISCELLANEOUS PROVISIONS.

(a)    Successors and Assigns. Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon Participant and Participant’s legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

(b)    No Retention Rights. Nothing in this Agreement or in the Plan shall confer upon Participant the right to remain in Service in any capacity or for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Participant) or Participant, which rights are hereby expressly reserved by each, to terminate Participant’s Service at any time and for any reason, with or without Cause.

(c)    Award Subject to Clawback or Recoupment. The SVAs shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Administrator or required by law during the term of Participant’s employment or other Service that is applicable to executive officers, employees, directors or other service providers of the Company, which, in addition to any other remedies available under such policy and applicable law, may require the cancellation of Participant’s SVAs (whether vested or unvested) and the recoupment of any gains realized with respect to Participant’s SVAs.

(d)    IPO on Non-U.S. Stock Exchange. If the IPO is undertaken in a jurisdiction other than the United States, then, for purposes of the Notice of Share Value Award, this Agreement and the Plan, any reference to the “Securities and Exchange Commission” shall include the relevant regulatory authority in such jurisdiction. “Securities Act”, “Exchange Act” and “Code” shall include applicable securities law, regulations and codes of practice in such jurisdiction and all references to United States statutes, laws, regulations, codes of practice, directives, policies or requirements shall, where appropriate, refer to the statutes, laws, regulations, codes of practice, directives, policies and requirements of such jurisdiction.

(e)    Translations. Participant acknowledges that he or she is sufficiently proficient in English to understand the terms and conditions of the Notice of Share Value Award, this Agreement and the Plan. If Participant has received the same or any other document related thereto translated into a language other than English and if the meaning of the translated version is different to the English version, the English version will control.

(f)    Insider Trading Restrictions/Market Abuse Laws. Participant acknowledges that, if and when the Shares are publicly listed on any stock exchange, depending on Participant’s country, Participant may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect Participant’s ability to directly or indirectly, accept, acquire, sell or attempt to sell or otherwise dispose of Shares or rights to the Shares, or rights linked to the value of Shares during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws and/or regulations in applicable jurisdictions or Participant’s country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders placed by Participant before possessing the inside information. Furthermore, Participant may be prohibited from (i) disclosing inside information to any third party, including fellow employees or other service providers (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant acknowledges that it is Participant’s responsibility to comply with any applicable restrictions, and Participant is advised to speak to Participant’s personal advisor on this matter.

(g)    Foreign Asset/Account Reporting Requirements. Participant acknowledges that there may be certain foreign asset and/or account reporting requirements which may affect Participant’s ability to acquire or hold Shares acquired under the Plan, if any, or cash received from participating in the Plan in a brokerage account outside Participant’s country. Participant may also be required to repatriate sale proceeds or other funds received as a result of participating in the Plan to Participant’s country through a designated bank or broker within a certain time after receipt. It is Participant’s responsibility to be compliant with such regulations and Participant should speak with Participant’s personal advisor on this matter.

(h)    Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) at the time an electronic confirmation of receipt is received, if delivery is by email, (iii) for deliveries within the United States, deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid, (iv) for deliveries outside the United States, deposit with the applicable jurisdiction’s official mail service, with postage and fees prepaid, or (v) deposit with a reputable overnight courier, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to Participant at the address that Participant most recently provided to the Company in accordance with this Section 9(h).

(i)    Effect on Other Employee Benefit Plans. The value of the SVAs and the Settlement Consideration issuable in respect thereof, if any, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating benefits under any employee benefit plan (other than the Plan) sponsored by the Company or a Parent or Subsidiary, except as such plans otherwise expressly provide.

(j)    Entire Agreement. The Notice of Share Value Award, this Agreement and the Plan constitute the entire understanding between Participant and the Company regarding the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(k)    Waiver. Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Participant or any other participant.

(l)    Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of Cayman Islands, as such laws are applied to contracts entered into and performed in such jurisdiction.

SECTION 10.	DEFINITIONS.

(a)    “Administrator” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee, all as described in Section 2 of the Plan.

(b)    “Agreement” shall mean this Share Value Award Agreement, including any applicable terms in its appendices and exhibits.

(c)    “Articles” shall mean the Articles and Memorandum of Association of the Company, as in effect and as amended from time to time

(d)    “Cause” means the occurrence of any of the following events: (i) conviction of a felony (or non-U.S. equivalent) or any crime involving moral turpitude by the Participant; (ii) the Participant’s participation in any fraud or act of dishonesty against the Company; (iii) the Participant’s persistent neglect of his or her job duties; (iv) the Participant’s material breach of any agreement entered into between the Participant and the Company (including but not limited to the Participant’s Proprietary Information and Inventions Agreement or similar agreement with the Company); or (v) the Participant’s violation of the Company’s code of conduct or other written policy that causes harm to the Company; provided that, in the case of sections (iii) and (iv) in this definition, such conduct remains uncured after thirty (30) days’ written notice from the Company (which the Company only must provide if it deems such conduct curable in its sole and exclusive judgement and discretion). The determination whether a termination is for Cause shall be made by the Administrator in its sole and exclusive judgment and discretion. The term “Company” for purposes of this definition will be interpreted to include any Parent or Subsidiary (as defined in the Plan), as appropriate.

(e)    “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f)    “Committee” shall mean a committee of the Board of Directors,

(g)    “Company” shall mean Tusimple (Cayman) Limited, a company incorporated under the laws of Cayman Islands.

(h)    “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(i)    “Date of Grant” shall mean the date specified in the Notice of Share Value Award.

(j)    “Employee” shall mean any individual who is an employee of the Company, a Parent or a Subsidiary.

(k)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l)    “Expiration Date” shall mean the expiration date of the SVAs as set forth in the Notice of Share Value Award.

(m)    “Fair Market Value” shall mean the fair market value of a Share, as determined by the Administrator in accordance with applicable laws. Such determination shall be conclusive and binding on all persons.

(n)    “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(o)    “Initial Vesting Date” shall mean the first date before the Expiration Date upon which both the Time-Based Requirement and the Liquidity Event Requirement are satisfied.

(p)    “IPO” shall mean the first firm commitment underwritten public offering pursuant to an effective registration statement on an established national or foreign securities exchange covering the offer and sale by the Company of its equity securities, as a result of or following which the Shares shall be publicly held, and “IPO Date” shall mean the date on which the IPO occurs.

(q)    “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(r)    “Parent” shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company, if each of the companies other than the Company owns shares possessing 50% or more of the total combined voting power of all classes of shares in one of the other companies in such chain. A company that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(s)    “Plan” shall mean the Tusimple (Cayman) Limited 2017 Share Plan, as amended from time to time.

(t)    “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 6.

(u)    “SVAs” shall mean the Share Value Awards granted to Participant by the Company as set forth in the Notice of Share Value Award.

(v)    “SAFE 7” shall mean the Circular of the State Administration of Foreign Exchange on Issues concerning the Administration of Foreign Exchange Used for Domestic Individuals’ Participation in Equity Incentive Plans of Companies Listed Overseas promulgated by the State Administration of Foreign Exchange of the People’s Republic of China and effective as of February 15, 2012.

(w)    “SAFE 37” shall mean the Notice on Relevant Issues Concerning Foreign Exchange Administration for Domestic Residents to Engage in Overseas Financing and Round Trip Investment via Special Purpose Companies issued by SAFE on July 4, 2014.

(x)    “Sale Event” means the consummation of the following transactions in which holders of Shares receive cash or marketable securities tradable on an established national or foreign securities exchange: (i) a sale of all or substantially all of the assets of the Company determined on a consolidated basis to an unrelated person or entity; (ii) a merger, reorganization, or consolidation involving the Company in which the voting shares of the Company outstanding immediately prior to such transaction represent or are converted into or exchanged for securities of the surviving or resulting entity immediately upon completion of such transaction which represent less than 50% of the outstanding voting power of such surviving or resulting entity; or (iii) the acquisition of all or a majority of the outstanding voting shares of the Company in a single transaction or series of related transactions by a person or group of persons. For the avoidance of doubt, an initial public offering, any subsequent public offering, another capital raising event, and a merger effected solely to change the Company’s domicile shall not constitute a “Sale Event.” In addition, a transaction shall not constitute a Sale Event unless such transaction also qualifies as an event under Treasury Regulation Section 1.409A-3(i)(5)(v) (change in the ownership of a corporation), Treasury Regulation Section 1.409A-3(i)(5)(vi) (change in the effective control of a corporation), or Treasury Regulation Section 1.409A-3(i)(5)(vii) (change in the ownership of a substantial portion of a corporation’s assets).

(y)    “Securities Act” shall mean the Securities Act of 1933, as amended.

(z)    “Service” shall mean service as an Employee, Consultant or Outside Director, as described more fully in the Plan. Continuous Service means that the Participant’s service with the Company, a Parent or a Subsidiary, whether as an Employee, Consultant or Outside Director, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company, a Parent or a Subsidiary as an Employee, Consultant or Outside Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company, Parent or Subsidiary, will not terminate a Participant’s continuous Service; provided, however, that if the entity for which a Participant is rendering services ceases to qualify as a Parent or Subsidiary, as determined by the Administrator, in its sole discretion, such Participant’s continuous Service will be considered to have terminated on the date such entity ceases to qualify as a Parent or Subsidiary.

(aa)    “Settlement Consideration” shall mean:

(i)

at the Initial Vesting Date, and subject to any Withholding Taxes, if Participant’s continuous Service terminated for any reason other than for Cause prior to the Initial Vesting Date and Participant has satisfied the Time-Based Requirement with respect to all or a portion of this award of SVAs: (a) a cash payment equal to the lesser of (I) the product of (x) the Fair Market Value of one Share as of the effective date of Participant’s termination of continuous Service times (y) the number of Shares subject to this award of SVAs that satisfy the Time-Based Requirement on the Initial Vesting Date, rounded down to the nearest cent, or (II) the product of (x) the Fair Market Value of one Share as of the Initial Vesting Date times (y) the number of Shares subject to this award of SVAs that satisfy the Time-Based Requirement on the Initial Vesting Date, rounded down to the nearest cent, or (b) delivery of a number of whole Shares equal to the lesser of (I) the quotient obtained by dividing (1) the product of (x) the Fair Market Value of one Share as of the effective date of Participant’s termination of continuous Service times (y) the number of Shares subject to this award of SVAs that satisfy the Time-Based Requirement on the Initial Vesting Date by (2) the Fair Market Value of one Share as of the Initial Vesting Date, rounded down to the nearest whole Share, or (II) the quotient obtained by dividing (1) the product of (x) the Fair Market Value of one Share as of the Initial Vesting Date times (y) the number of Shares subject to this award of SVAs that satisfy the Time-Based Requirement on the Initial Vesting Date by (2) the Fair Market Value of one Share as of the Initial Vesting Date, rounded down to the nearest whole Share;

(ii)

at the Initial Vesting Date, and subject to any Withholding Taxes, if Participant is in continuous Service as of the Initial Vesting Date and Participant has satisfied the Time-Based Requirement with respect to all or a portion of this award of SVAs: (a) a cash payment equal to (I) the Fair Market Value of one Share as of the Initial Vesting Date times (II) the number of Shares subject to this award of SVAs that satisfy the Time-Based Requirement on the Initial Vesting Date, rounded down to the nearest cent, or (b) delivery of one Share for each Share subject to this award of SVAs that satisfies the Time-Based Requirement on the Initial Vesting Date; and

(iii)

at each Subsequent Vesting Date, and subject to any Withholding Taxes: (a) a cash payment equal to (I) the Fair Market Value of one Share as of the applicable Subsequent Vesting Date times (II) the number of Shares subject to this award of SVAs that satisfy the Time-Based Requirement on the applicable Subsequent Vesting Date, rounded down to the nearest cent, or (b) delivery of one Share for each Share subject to this award of SVAs that satisfies the Time-Based Requirement on the applicable Subsequent Vesting Date, in each case subject to, for the avoidance of doubt, Participant’s continuous Service through the applicable Subsequent Vesting Date. Such incremental entitlement to Settlement Consideration on each applicable Subsequent Vesting Date shall be in addition to (and without duplication of) any and all Settlement Consideration payable in respect of the Initial Vesting Date and all Subsequent Vesting Dates occurring prior to the applicable Subsequent Vesting Date (if any).

For purposes of this definition of “Settlement Consideration”, Fair Market Value that is determined as of the effective date of Participant’s termination of continuous Service shall be subject to adjustment in accordance with Section 10 of the Plan. The aggregate number of Shares issuable upon settlement of the SVA, if any, shall in no event exceed the Shares underlying the Total Number of SVAs Granted on the Notice of Share Value Award, as

may be adjusted from time to time in accordance with Section 10 of the Plan. The form of Settlement Consideration shall be determined by the Administrator in is sole and absolute discretion. The form of Settlement Consideration determined by the Administrator with respect to Participant need not be the same on any given Vesting Date and the Administrator need not provide for the same Settlement Consideration as among Participant and any other participants under the Plan.

(bb)    “Share” shall mean one ordinary share of the Company, as adjusted in accordance with Section 10 of the Plan (if applicable).

(cc)    “Subsequent Vesting Date” shall mean, with respect to a Participant who is in continuous Service as of the Initial Vesting Date, each vesting date that occurs pursuant to the Time-Based Requirement following the Initial Vesting Date.

(dd)    “Subsidiary” shall mean (i) any company (other than the Company) in an unbroken chain of companies beginning with the Company, if each of the companies other than the last company in the unbroken chain owns shares possessing 50% or more of the total combined voting power of all classes of shares in one of the other companies in such chain, or (ii) any company whose assets, or portions thereof, are consolidated with the net earnings of the subject entity and are recorded on the books of the subject entity for financial reporting purposes in accordance with IFRS and/or PRC GAAP or any internationally recognized accounting standard; or (iii) any company with respect to which the subject entity has the power to otherwise direct the business and policies of that entity directly or indirectly through another subsidiary. A company that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(ee)    “Time-Based Requirement” shall mean the requirement to provide continuous Service over the period of time set forth in the Notice of Share Value Award.

(ff)    “Transferee” shall mean any person to whom Participant has directly or indirectly transferred any Shares acquired under this Agreement.

(gg)    “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 6.

(hh)    “Vesting Date” shall mean, as applicable, (i) the Initial Vesting Date or (ii) any applicable Subsequent Vesting Date.

APPENDIX

SPECIAL PROVISIONS APPLICABLE TO U.S. TAX RESIDENTS

The settlement of the SVAs is intended to be exempt from the application of Code Section 409A pursuant to the “short-term deferral exemption” in Treasury Regulation 1.409A-1(b)(4) and shall be administered and interpreted in a manner that complies with such exemption. To the extent that any provision of this Agreement is ambiguous as to its exemption from Code Section 409A, the provision shall be read in such a manner so that all payments hereunder are exempt from Code Section 409A. Notwithstanding the foregoing, if this award of SVAs is interpreted as not being exempt from Code Section 409A, it shall be interpreted to comply with the requirement of Code Section 409A so that this award is not subject to additional tax or interest under Code Section 409A. In this regard, if this award is payable upon Participant’s “separation from service” within the meaning of Code Section 409A(a)(2)(A)(i) (a “Separation”) and Participant is a “specified employee” of the Company or any affiliate thereof within the meaning of Code Section 409A(a)(2)(B)(i) on the day of Participant’s Separation, then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after Participant’s Separation, or (ii) Participant’s death, but only to the extent such delay is necessary so that this award is not subject to additional tax or interest under Code Section 409A.

EXHIBIT A